     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 30, 1999



                                                               FILE NO. 33-67538
                                                              FILE NO. 811-07974


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                    FORM N-4

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                          PRE-EFFECTIVE AMENDMENT NO.


                         POST-EFFECTIVE AMENDMENT NO. 6


        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


                                AMENDMENT NO. 7

                             ---------------------


                        FARM BUREAU LIFE ANNUITY ACCOUNT
                           (Exact Name of Registrant)



                       FARM BUREAU LIFE INSURANCE COMPANY
                              (Name of Depositor)

                            ------------------------


                             5400 UNIVERSITY AVENUE
                          WEST DES MOINES, IOWA 50266
                    (Address of Principal Executive Office)
                                 1-515-225-5400


                           STEPHEN M. MORAIN, ESQUIRE
                             5400 UNIVERSITY AVENUE
                          WEST DES MOINES, IOWA 50266
               (Name and Address of Agent for Service of Process)
                            ------------------------

                                    COPY TO:

                            STEPHEN E. ROTH, ESQUIRE
                        SUTHERLAND ASBILL & BRENNAN LLP
                         1275 PENNSYLVANIA AVENUE, N.W.
                          WASHINGTON, D.C. 20004-2415

    APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THIS REGISTRATION STATEMENT.

    SECURITIES BEING OFFERED: FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
CONTRACTS

    IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE
BOX):


    /X/ IMMEDIATELY UPON FILING PURSUANT TO PARAGRAPH (b) OF RULE 485;



    / / ON (DATE) PURSUANT TO PARAGRAPH (b) OF RULE 485;



    / /   DAYS AFTER FILING PURSUANT TO PARAGRAPH (a) OF RULE 485;


    / / ON (DATE) PURSUANT TO PARAGRAPH (a) OF RULE 485.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                        FARM BUREAU LIFE ANNUITY ACCOUNT


                      INDIVIDUAL FLEXIBLE PREMIUM DEFERRED
                           VARIABLE ANNUITY CONTRACT
    ------------------------------------------------------------------------

                                   PROSPECTUS

                                  May 1, 1999


Farm Bureau Life Insurance Company (the "Company") is offering the individual flexible premium deferred variable annuity contract (the "Contract") described in this prospectus. The Company sells the Contract to retirement plans, including those that qualify for special federal tax treatment under the Internal Revenue Code.



The Owner of a Contract ("you" or "your") may allocate premiums and Cash Value to 1) the Declared Interest Option, an account that provides a specified rate of interest, and/or 2) Subaccounts of Farm Bureau Life Annuity Account, each of which invests in one of the following Investment Options:



Value Growth Portfolio                     High Grade Bond Portfolio
High Yield Bond Portfolio                  Managed Portfolio
Blue Chip Portfolio                        Money Market Portfolio
Mid-Cap Growth Portfolio                   New America Growth Portfolio
Personal Strategy Balanced Portfolio       International Stock Portfolio
Growth Portfolio                           Overseas Portfolio
Contrafund Portfolio                       Index 500 Portfolio
Growth & Income Portfolio



The accompanying prospectus for each Investment Option describes the investment objectives and attendant risks of each Investment Option. If you allocate premiums to the Subaccounts, the amount of the Contract's Cash Value prior to the retirement date will vary to reflect the investment performance of the Investment Options you select.


You may find additional information about your Contract and the Account in the Statement of Additional Information. To obtain a copy of this document, please contact us at the address or phone number shown on the cover of this prospectus.

Please read this prospectus carefully and retain it for future reference. A prospectus for each Investment Option must accompany this prospectus and you should read it in conjunction with this prospectus.

    THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED THESE SECURITIES
        OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY
              REPRSENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                                   Issued By
                       Farm Bureau Life Insurance Company
                             5400 University Avenue
                          West Des Moines, Iowa 50266

--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------


                                                                                                                   PAGE
                                                                                                                   -----
DEFINITIONS...................................................................................................           3
EXPENSE TABLES................................................................................................           5
SUMMARY OF THE CONTRACT.......................................................................................           9
CONDENSED FINANCIAL INFORMATION...............................................................................          11
THE COMPANY, ACCOUNT AND INVESTMENT OPTIONS...................................................................          12
      Farm Bureau Life Insurance Company......................................................................          12
      Iowa Farm Bureau Federation.............................................................................          12
      Farm Bureau Life Annuity Account........................................................................          12
      Investment Options......................................................................................          12
      Addition, Deletion or Substitution of Investments.......................................................          16
DESCRIPTION OF ANNUITY CONTRACT...............................................................................          16
      Issuance of a Contract..................................................................................          16
      Premiums................................................................................................          17
      Free-Look Period........................................................................................          17
      Allocation of Premiums..................................................................................          17
      Variable Cash Value.....................................................................................          18
      Transfer Privilege......................................................................................          19
      Partial Surrenders and Surrenders.......................................................................          19
      Special Transfer and Withdrawal Options.................................................................          20
      Death Benefit Before the Retirement Date................................................................          21
      Proceeds on the Retirement Date.........................................................................          21
      Payments................................................................................................          22
      Modification............................................................................................          22
      Reports to Owners.......................................................................................          22
      Inquiries...............................................................................................          23
THE DECLARED INTEREST OPTION..................................................................................          23
      Minimum Guaranteed and Current Interest Rates...........................................................          23
      Transfers From Declared Interest Option.................................................................          24
      Payment Deferral........................................................................................          24
CHARGES AND DEDUCTIONS........................................................................................          24
      Surrender Charge (Contingent Deferred Sales Charge).....................................................          24
      Annual Administrative Charge............................................................................          25
      Transfer Processing Fee.................................................................................          25
      Mortality and Expense Risk Charge.......................................................................          25
      Investment Option Expenses..............................................................................          25
      Premium Taxes...........................................................................................          26
      Other Taxes.............................................................................................          26
PAYMENT OPTIONS...............................................................................................          26
      Election of Options.....................................................................................          26
      Description of Options..................................................................................          26
YIELDS AND TOTAL RETURNS......................................................................................          27
FEDERAL TAX MATTERS...........................................................................................          29
      Introduction............................................................................................          29
      Tax Status of the Contract..............................................................................          29
      Taxation of Annuities...................................................................................          30
      Transfers, Assignments or Exchanges of a Contract.......................................................          32
      Withholding.............................................................................................          32
      Multiple Contracts......................................................................................          33

                                                                                                                   PAGE
                                                                                                                   -----
      Taxation of Qualified Plans.............................................................................          33
      Possible Charge for the Company's Taxes.................................................................          35
      Other Tax Consequences..................................................................................          35
DISTRIBUTION OF THE CONTRACTS.................................................................................          35
LEGAL PROCEEDINGS.............................................................................................          36
VOTING RIGHTS.................................................................................................          36
YEAR 2000.....................................................................................................          36
FINANCIAL STATEMENTS..........................................................................................          37
STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS.........................................................          38


            The Contract may not be available in all jurisdictions.

This prospectus constitutes an offering or solicitation only in those jurisdictions where such offering or solicitation may lawfully be made.

--------------------------------------------------------------------------------

DEFINITIONS
--------------------------------------------------------------------------------


ACCOUNT: Farm Bureau Life Annuity Account.


ANNUITANT: The person or persons whose life (or lives) determines the annuity benefits payable under the Contract and whose death determines the death benefit.

BENEFICIARY: The person to whom the Company pays the proceeds on the death of the owner/annuitant.

BUSINESS DAY: Each day that the New York Stock Exchange is open for trading, except the day after Thanksgiving, the weekdays before and after Christmas (in
1999), the weekday after New Year's Day (in 2000) and any day on which the Home Office is closed because of a weather-related or comparable type of emergency and is unable to segregate orders and redemption requests received on that day.


CASH VALUE: The total amount invested under the Contract, which is the sum of the values of the Contract in each Subaccount of the Account plus the value of the Contract in the Declared Interest Option.



CASH SURRENDER VALUE: The Cash Value less any applicable Surrender Charge.


THE CODE: The Internal Revenue Code of 1986, as amended.


THE COMPANY ("WE", "US" OR "OUR"): Farm Bureau Life Insurance Company.


CONTRACT: The individual flexible premium deferred variable annuity contract we offer and describe in this prospectus, which term includes the Contract described in this prospectus, the Contract application, and any supplemental applications and any endorsements.

CONTRACT ANNIVERSARY: The same date in each Contract Year as the Contract Date.

CONTRACT DATE: The date on which the Company receives a properly completed application at the Home Office. It is the date set forth on the data page of the Contract which the Company uses to determine Contract Years and Contract Anniversaries.

CONTRACT YEAR: A twelve-month period beginning on the Contract Date or on a Contract Anniversary.

DECLARED INTEREST OPTION: An investment option under the Contract funded by the Company's General Account. It is not part of, nor dependent upon, the investment performance of the Account.

DUE PROOF OF DEATH: Satisfactory documentation provided to the Company verifying proof of death. This documentation may include the following:

    (a) a certified copy of the death certificate;

    (b) a certified copy of a court decree reciting a finding of death; or

    (c) any other proof satisfactory to the Company.

FUND: An open-end diversified management investment company in which the Account invests.

GENERAL ACCOUNT: The assets of the Company other than those allocated to the Account or any other separate account of the Company.

HOME OFFICE: The principal offices of the Company at 5400 University Avenue, West Des Moines, Iowa 50266.


INVESTMENT OPTION: A separate investment portfolio of a Fund.


NON-QUALIFIED CONTRACT: A Contract that is not a Qualified Contract.

OWNER ("YOU" OR "YOUR"): The person who owns the Contract and who is entitled to exercise all rights and privileges provided in the Contract.


QUALIFIED CONTRACT: A Contract the Company issues in connection with plans that qualify for special federal income tax treatment under Sections 401, 403(b), 408 or 408A of the Code.



RETIREMENT DATE: The date when the Company applies the Cash Value under a payment option, if the annuitant is still living.


SEC: The U.S. Securities and Exchange Commission.

SUBACCOUNT: A subdivision of the Account which invests its assets in a corresponding Investment Option.

VALUATION PERIOD: The period that starts at the close of business (3:00 p.m. central time) on one Business Day and ends at the close of business on the next succeeding Business Day.

WRITTEN NOTICE: A written request or notice signed by the owner in a form satisfactory to the Company which the Company receives at the Home Office.

--------------------------------------------------------------------------------

EXPENSE TABLES
--------------------------------------------------------------------------------


    The following expense information assumes that the entire cash value is variable cash value.


OWNER TRANSACTION EXPENSES

Sales Charge Imposed on Premiums                                                        None

Surrender Charge (contingent deferred sales charge) as a percentage of the amount surrendered:


CONTRACT YEAR*         SURRENDER CHARGE
1                                 6%
2                                 5
3                                 4
4                                 3
5                                 2
6                                 1
7 and after                       0


    * In each Contract Year after the first Contract Year, you may surrender up to 10% of the Cash Value on your most recent Contract Anniversary without incurring a Surrender Charge. The amount that you may surrender without incurring a Surrender Charge is not cumulative from Contract Year to Contract Year.


Transfer Processing Fee                                                                 None*


    * Fees are waived for the first twelve transfers during a Contract Year, although the Company may charge $25 for each subsequent transfer during the Contract Year.


Annual Administrative Charge                                                            $      30

Annual Account Expenses (as a percentage of average net assets)
  Mortality and Expense Risk Charge                                                          1.25%
  Other Account Expenses                                                                     None
  Total Account Expenses                                                                     1.25%

ANNUAL INVESTMENT OPTION EXPENSES (as a percentage of average net assets)


                                                                            OTHER            TOTAL
                                                                          EXPENSES         EXPENSES
                                                                        (AFTER WAIVER    (AFTER WAIVER
                                                           ADVISORY          OR               OR
INVESTMENT OPTION                                             FEE      REIMBURSEMENT)   REIMBURSEMENT)
EquiTrust Variable Insurance Series Fund
  Value Growth                                                  0.45%          0.11%            0.56%
  High Grade Bond                                               0.30%          0.20%            0.50%
  High Yield Bond                                               0.45%          0.16%            0.61%
  Managed                                                       0.45%          0.10%            0.55%
  Money Market                                                  0.25%          0.27%            0.52%
  Blue Chip                                                     0.20%          0.10%            0.30%

T. Rowe Price Equity Series, Inc.
  Mid-Cap Growth                                                0.85%          0.00%            0.85%(1)
  New America Growth                                            0.85%          0.00%            0.85%(1)
  Personal Strategy Balanced                                    0.90%          0.00%            0.90%(1)
T. Rowe Price International Series, Inc.
  International Stock                                           1.05%          0.00%            1.05%(1)
Fidelity Variable Insurance Products Funds
  VIP Growth                                                    0.59%          0.07%            0.66%(2)
  VIP Overseas                                                  0.74%          0.15%            0.89%(2)
  VIP II Contrafund                                             0.59%          0.07%            0.66%(2)
  VIP II Index 500                                              0.24%          0.04%            0.28%(3)
  VIP III Growth & Income                                       0.49%          0.11%            0.60%(2)


    (1) Total annual investment option expenses are an all-inclusive fee and pay for investment management services and other operating costs.


    (2) A portion of the brokerage commissions that certain Investment Options pay is used to reduce Fund expenses. In addition, certain Investment Options have entered into arrangements with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce custodian expenses. Including these reductions, the total Investment Option operating expenses presented in the preceding table would have been: Growth 0.68%, Overseas 0.91%, Contrafund 0.70% and Growth & Income 0.61%.



    (3) The investment advisor has voluntarily agreed to reimburse the Index 500 Investment Option to the extent that total operating expenses (with the exceptions noted in the prospectus for the Investment Option) as a percentage of its average net assets exceed 0.28%. If this agreement had not been in effect, total operating expenses for the fiscal year ended December 31, 1998, as a percentage of the Index 500 Investment Option's average net assets would have been 0.35%.


The above tables are intended to assist you in understanding the costs and expenses that you will bear directly or indirectly. The tables reflect the expenses for the Account based on the actual expenses for each Investment Option for the 1998 fiscal year. For a more complete description of the various costs and expenses see "Charges and Deductions" and the prospectus for each Investment Option which accompanies this Prospectus.

  EXAMPLES: You would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets:

1. If you surrender or annuitize the Contract at the end of the applicable time period:


SUBACCOUNT                                                        1 YEAR       3 YEARS      5 YEARS     10 YEARS
EquiTrust Variable Insurance Series Fund
  Value Growth                                                   $     112    $     195    $     278    $     527
  High Grade Bond                                                      111          193          275          521
  High Yield Bond                                                      112          196          281          532
  Managed                                                              112          195          278          526
  Money Market                                                         111          194          276          523
  Blue Chip                                                            109          187          265          499

T. Rowe Price Equity Series, Inc.
  Mid-Cap Growth                                                       114          203          293          557
  New America Growth                                                   114          203          293          557
  Personal Strategy Balanced                                           115          205          295          562
T. Rowe Price International Series, Inc.
  International Stock                                                  116          209          303          577
Fidelity Variable Insurance Products Funds
  VIP Growth                                                           113          198          284          539
  VIP Overseas                                                         115          205          296          563
  VIP II Contrafund                                                    113          199          285          541
  VIP II Index 500                                                     109          187          264          497
  VIP III Growth & Income                                              112          196          281          532

2. If you do not surrender or annuitize the Contract at the end of the applicable time period:


SUBACCOUNT                                                        1 YEAR       3 YEARS      5 YEARS     10 YEARS
EquiTrust Variable Insurance Series Fund
  Value Growth                                                   $      50    $     151    $     255    $     527
  High Grade Bond                                                       49          150          252          521
  High Yield Bond                                                       50          153          258          532
  Managed                                                               50          151          255          526
  Money Market                                                          49          150          253          523
  Blue Chip                                                             47          143          242          499

T. Rowe Price Equity Series, Inc.
  Mid-Cap Growth                                                        53          160          270          557
  New America Growth                                                    53          160          270          557
  Personal Strategy Balanced                                            53          162          273          562
T. Rowe Price International Series, Inc.
  International Stock                                                   55          166          280          577
Fidelity Variable Insurance Products Funds
  VIP Growth                                                            51          155          261          539
  VIP Overseas                                                          53          162          273          563
  VIP II Contrafund                                                     51          156          262          541
  VIP II Index 500                                                      47          143          241          497
  VIP III Growth & Income                                               50          153          258          532


The examples provided above assume that no transfer charges or premium taxes have been assessed. The examples also assume that the annual administrative charge is $30 and that the accumulated value per contract is $10,000, which translates the administrative charge into an assumed .30% charge for the purposes of the examples based on a $1,000 investment.

Please do not consider the examples a representation of past or future expenses. The assumed 5% annual rate of return is hypothetical and is a representation of past or future annual returns, which may be greater or less than this assumed rate.

--------------------------------------------------------------------------------

SUMMARY OF THE CONTRACT
--------------------------------------------------------------------------------


  ISSUANCE OF A CONTRACT. The Contract is an individual flexible premium deferred variable annuity contract with no maximum age required of owners on the Contract Date (see "DESCRIPTION OF ANNUITY CONTRACT--Issuance of a Contract"). The Contracts are:


    - "flexible premium" because you do not have to pay premiums according to a fixed schedule, and


    - "variable" because, to the extent Cash Value is attributable to the Account, Cash Value will increase and decrease based on the investment performance of the Investment Options corresponding to the Subaccounts to which you allocate your premiums.



  FREE-LOOK PERIOD. You have the right to return the Contract within 10 days after you receive it (certain states allow 20 days) (see "DESCRIPTION OF ANNUITY CONTRACT--Free-Look Period"). If you return the Contract, it will become void and you will receive either the greater of:


    -   premiums paid, or


    - the Cash Value on the date the Company receives the returned Contract at the Home Office, plus administrative charges and charges deducted from the Account.



  PREMIUMS. The minimum initial premium amount the Company accepts is $1,000. You may make subsequent premium payments (minimum of $50 each) at any time. (See "DESCRIPTION OF ANNUITY CONTRACT--Premiums.")



  ALLOCATION OF PREMIUMS. You can allocate premiums to one or more Subaccounts, the Declared Interest Option, or both (see "DESCRIPTION OF ANNUITY CONTRACT--Allocation of Premiums").


    - The Company will allocate the initial premium to the Money Market Subaccount for 10 days.

    - At the end of that period, the Company will allocate those monies among the Subaccounts and the Declared Interest Option according to the instructions in your application.


  TRANSFERS. You may transfer monies in a Subaccount or the Declared Interest Option to another Subaccount or the Declared Interest Option on or before the retirement date (see "DESCRIPTION OF ANNUITY CONTRACT--Transfer Privilege").


    - The mimimum amount of each transfer is $100 or the entire amount in the Subaccount, if less.


    - Only one transfer out of the Declared Interest Option is allowed each Contract Year and must be for no more than 25% of the Cash Value in that option.



    - The Company waives fees for the first twelve transfers during a Contract Year.



    - The Company may assess a transfer processing fee of $25 for the 13th and each subsequent transfer during a Contract Year.



  PARTIAL SURRENDER. You may surrender part of the Cash Value upon written notice at any time before the retirement date (see "DESCRIPTION OF ANNUITY CONTRACT--Partial Surrenders and Surrenders--PARTIAL SURRENDERS").



  SURRENDER. You may surrender your Contract upon written notice on or before the retirement date (see "DESCRIPTION OF ANNUITY CONTRACT--Partial Surrenders and Surrenders--SURRENDERS").


CHARGES AND DEDUCTIONS

  Your Contract will be assessed the following charges and deductions:


  SURRENDER CHARGE (CONTINGENT DEFERRED SALES CHARGE). We apply a charge if you make a partial surrender from or surrender your Contract during the first six Contract Years (see "CHARGES AND

  DEDUCTIONS--Surrender Charge (Contingent Deferred Sales Charge)--CHARGE FOR PARTIAL SURRENDER OR SURRENDER"). We deduct this charge from the amount surrendered.



        YEAR          CHARGE
        1                6%
        2                5
        3                4
        4                3
        5                2
        6                1
        7 and
        after            0


  In each Contract Year after the first Contract Year, you may surrender up to 10% of the Cash Value on your most recent Contract Anniversary without a Surrender Charge. (See "CHARGES AND DEDUCTIONS--Surrender Charge (Contingent Deferred Sales Charge)--AMOUNTS NOT SUBJECT TO SURRENDER CHARGE.")


  We reserve the right to waive the Surrender Charge as provided in the Contract. (See "CHARGES AND DEDUCTIONS--Surrender Charge (Contingent Deferred Sales Charge)--WAIVER OF SURRENDER CHARGE.")

  ANNUAL ADMINISTRATIVE CHARGE. We charge an annual administrative charge of $30 on the Contract Date and on each Contract Anniversary prior to the retirement date (see "CHARGES AND DEDUCTIONS--Annual Administrative Charge"). We currently waive this charge:

    -   with an initial premium payment of $50,000, or


    -   if you have a Cash Surrender Value of $50,000 on your Contract
        Anniversary.



  MORTALITY AND EXPENSE RISK CHARGE. We apply a daily mortality and expense risk charge (calculated at an annual rate of 1.25% (approximately 0.86% for mortality risk and 0.39% for expense risks)) (see "CHARGES AND
  DEDUCTIONS--Mortality and Expense Risk Charge").


  INVESTMENT OPTION EXPENSES. The assets of the Account will reflect the investment advisory fee and other operating expenses incurred by each Investment Option. The table on page 6 titled "Annual Investment Option Expenses" lists these fees.

ANNUITY PROVISIONS


  On your retirement date, you may choose to have the Cash Surrender Value distributed to you as follows:


    -   under a payment option, or


    -   in a lump sum (see "PAYMENT OPTIONS").


FEDERAL TAX MATTERS


  You may be subject to adverse tax consequences if you take a distribution from your Contract (see "FEDERAL TAX MATTERS").


OTHER CONTRACTS

  We offer other variable annuity contracts that invest in the same Investment Options of the Funds. These contracts may have different charges that could affect Subaccount performance, and may offer different benefits more suitable to your needs. You may contact the Company to obtain more information about these contracts.

--------------------------------------------------------------------------------


CONDENSED FINANCIAL INFORMATION

--------------------------------------------------------------------------------


    The Account commenced operations on December 13, 1993, however, no premiums were received until January 3, 1994. The information presented below reflects the accumulation unit information for the Subaccounts through December 31, 1998.*


                                        ACCUMULATION   ACCUMULATION
                                       UNIT VALUE AT   UNIT VALUE   NUMBER OF UNITS
SUBACCOUNT                              BEGINNING OF    AT END OF          AT
YEAR ENDED 12/31                            YEAR          YEAR        END OF YEAR
Value Growth
  1994                                  $  10.000000   $  9.444367    432,277.301991
  1995                                      9.444367     11.757386    517,391.062449
  1996                                     11.757386     13.674196    842,024.475801
  1997                                     13.674196     14.351888  1,480,458.189756
  1998                                     14.351888     10.708359  1,798,954.440607

High Grade Bond
  1994                                  $  10.000000   $  9.814168     76,901.476870
  1995                                      9.814168     11.081686    111,363.527645
  1996                                     11.081686     11.598221    157,246.624168
  1997                                     11.598221     12.638724    246,715.778945
  1998                                     12.638724     13.424249    478,226.393161
High Yield Bond
  1994                                  $  10.000000   $  9.694750    121,183.181173
  1995                                      9.694750     11.030995    204,375.618302
  1996                                     11.030995     12.279317    259,711.686337
  1997                                     12.279317     13.599893    318,387.884067
  1998                                     13.599893     14.357539    574,791.394312
Managed
  1994                                  $  10.000000   $  9.391586    399,444.197239
  1995                                      9.391586     11.673937    470,401.235924
  1996                                     11.673937     13.544603    874,077.697751
  1997                                     13.544603     14.812821  1,587,400.851287
  1998                                     14.812821     13.353071  2,135,009.594475
Money Market
  1994                                  $  10.000000   $ 10.244543     34,710.804010
  1995                                     10.244543     10.674932     35,138.421239
  1996                                     10.674932     11.060720     98,181.048713
  1997                                     11.060720     11.490613    103,638.521767
  1998                                     11.490613     11.918652    196,131.265936
Blue Chip
  1994                                  $  10.000000   $  9.894181     79,759.631145
  1995                                      9.894181     12.994267    166,613.068180
  1996                                     12.994267     15.598591    420,198.490583
  1997                                     15.598591     19.644248    865,517.558301
  1998                                     19.644248     23.076586  1,405,038.490515

    * The Mid-Cap Growth, New America Growth, Personal Strategy Balanced, International Stock, Growth, Overseas, Contrafund, Index 500 and Growth & Income Subaccounts were not part of the Account at December 31, 1998; therefore, accumulation unit information is not available.


--------------------------------------------------------------------------------

THE COMPANY, ACCOUNT AND INVESTMENT OPTIONS
--------------------------------------------------------------------------------


FARM BUREAU LIFE INSURANCE COMPANY



    The Company was incorporated on October 30, 1944 as a stock life insurance company in the State of Iowa and is principally engaged in the offering of life insurance policies, disability income insurance policies and annuity contracts. One hundred percent of our outstanding voting shares are owned by FBL Financial Group, Inc., of which Iowa Farm Bureau Federation owned 54.30% of the outstanding voting stock at December 31, 1998. We are admitted to do business in fifteen states: Arizona, Colorado, Idaho, Iowa, Kansas, Minnesota, Montana, Nebraska, New Mexico, North Dakota, Oklahoma, South Dakota, Utah, Wisconsin and Wyoming. Our Home Office is at 5400 University Avenue, West Des Moines, Iowa 50266.

--------------------------------------------------------------------------------


IOWA FARM BUREAU FEDERATION



    Iowa Farm Bureau Federation is an Iowa not-for-profit corporation, the members of which are county Farm Bureau organizations and their individual members. Iowa Farm Bureau Federation is primarily engaged, through various divisions and subsidiaries, in the formulation, analysis and promotion of programs (at local, state, national and international levels) that are designed to foster the educational, social and economic advancement of its members. The principal offices of Iowa Farm Bureau Federation are at 5400 University Avenue, West Des Moines, Iowa 50266.

--------------------------------------------------------------------------------


FARM BUREAU LIFE ANNUITY ACCOUNT



    On July 26, 1993, we established the Account pursuant to the laws of the State of Iowa. The Account:



        -   will receive and invest premiums paid to it under the Contract;



        - will receive and invest premiums for other variable annuity contracts we issue;



        - meets the definition of a "separate account" under the federal securities laws;



        - is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve supervision by the SEC of the management or investment policies or practices of the Account, us or the Funds.



    We own the Account's assets. However, we cannot charge the Account with liabilities arising out of any other business we may conduct. The Account's assets are available to cover the general liabilities of the Company only to the extent that the Account's assets exceed its liabilities. We may transfer assets which exceed these reserves and liabilities to our General Account. All obligations arising under the Contracts are general corporate obligations of the Company.

--------------------------------------------------------------------------------

INVESTMENT OPTIONS

    There are currently fifteen Subaccounts available under the Account, each of which invests exclusively in shares of a single corresponding Investment Option. Each of the Investment Options was formed as an investment vehicle for insurance company separate accounts. Each Investment Option has its own investment objectives and separately determines the income and losses for that Investment Option. While you may be invested in all Subaccounts, we only permit you to "actively participate" in a maximum of 10 Investment Options at any one time.

    The investment objectives and policies of certain Investment Options are similar to the investment objectives and policies of other portfolios that the same investment adviser, sub-investment adviser or manager may manage. The investment results of the Investment Options, however, may be higher or lower than the results of such other portfolios. There can be no assurance, and no representation is made, that the investment results of any of the Investment Options will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser, sub-investment adviser or manager.

    We have summarized below the investment objectives and policies of each Investment Option. There is no assurance that any Investment Option will achieve its stated objectives. You should also read the prospectus for each Investment Option, which must accompany or precede this Prospectus, for more detailed information, including a description of risks and expenses.


EQUITRUST VARIABLE INSURANCE SERIES FUND. EquiTrust Investment Management Services, Inc. is the investment adviser to the Fund.


PORTFOLIO                      INVESTMENT OBJECTIVE
Value Growth Portfolio         -  This Portfolio seeks long-term capital appreciation. The
                                  Portfolio pursues this objective by investing primarily in equity securities of companies that the investment adviser believes have a potential to earn a high return on capital and/or in equity securities that the investment adviser
                                  believes are undervalued by the market place. Such equity
                                  securities may include common stock, preferred stock and
                                  securities convertible or exchangeable into common stock.
High Grade Bond Portfolio      -  This Portfolio seeks as high a level of current income as is consistent with an investment in a high grade portfolio of debt securities. The Portfolio will pursue this objective by investing primarily in debt securities rated AAA, AA or A by
                                  Standard & Poor's or Aaa, Aa or A by Moody's Investors
                                  Service, Inc. and in securities issued or guaranteed by the
                                  United States government or its agencies or
                                  instrumentalities.
High Yield Bond Portfolio      -  This Portfolio seeks as a primary objective, as high a level of current income as is consistent with investment in a
                                  portfolio of fixed-income securities rated in the lower
                                  categories of established rating services (commonly known as
                                  "junk bonds"). As a secondary objective, the Portfolio seeks capital appreciation when consistent with its primary
                                  objective. The Portfolio pursues these objectives by
                                  investing primarily in fixed-income securities rated Baa or lower by Moody's Investors Service, Inc. and/or BBB or lower by Standards & Poor's, or in unrated securities of
                                  comparable quality. AN INVESTMENT IN THIS PORTFOLIO MAY
                                  ENTAIL GREATER THAN ORDINARY FINANCIAL RISK. (See the Fund
                                  Prospectus "HIGHER RISK SECURITIES AND INVESTMENT
                                  STRATEGIES--Lower Rated Debt Securities.")

PORTFOLIO                      INVESTMENT OBJECTIVE
Managed Portfolio              -  This Portfolio seeks the highest total investment return of income and capital appreciation. The Portfolio pursues this objective through a fully managed investment policy
                                  consisting of investment in the following three market
                                  sectors: (i) growth common stocks and securities convertible or exchangeable into growth common stocks, including
                                  warrants and rights; (ii) high grade debt securities and
                                  preferred stocks of the type in which the High Grade Bond
                                  Portfolio may invest; and (iii) high quality short-term
                                  money market instruments of the type in which the Money
                                  Market Portfolio may invest.
Money Market Portfolio         -  This Portfolio seeks maximum current income consistent with liquidity and stability of principal. The Portfolio will
                                  pursue this objective by investing in high quality
                                  short-term money market instruments. AN INVESTMENT IN THE
                                  MONEY MARKET PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY
                                  THE U.S. GOVERNMENT AND ITS AGENCIES. THERE CAN BE NO
                                  ASSURANCE THAT THE PORTFOLIO WILL BE ABLE TO MAINTAIN A
                                  STABLE NET ASSET VALUE OF $1.00 PER SHARE.
Blue Chip Portfolio            -  This Portfolio seeks growth of capital and income. The
                                  Portfolio pursues this objective by investing primarily in common stocks of well-capitalized, established companies.
                                  Because this Portfolio may be invested heavily in particular stocks or industries, an investment in this Portfolio may
                                  entail relatively greater risk of loss.



T. ROWE PRICE EQUITY SERIES, INC. T. Rowe Price Associates, Inc. is the investment adviser to the Fund. The Fund is comprised of four portfolios, the following three of which are available under the Contract.



PORTFOLIO                      INVESTMENT OBJECTIVE
Mid-Cap Growth Portfolio       -  This Portfolio seeks long-term capital appreciation by
                                  investing primarily in common stocks of medium-sized
                                  (mid-cap) growth companies which offer the potential for
                                  above-average earnings growth.
New America Growth Portfolio   -  This Portfolio seeks long-term capital growth by investing primarily in common stocks of U.S. growth companies
                                  operating in service industries.
Personal Strategy Balanced     -  This Portfolio seeks the highest total return over time
Portfolio                         consistent with an emphasis on both capital appreciation and income.


T. ROWE PRICE INTERNATIONAL SERIES, INC. Rowe Price-Fleming International, Inc. is the investment adviser to the Fund.

PORTFOLIO                      INVESTMENT OBJECTIVE
International Stock Portfolio  -  This Portfolio seeks to provide capital appreciation through investments primarily in established companies based outside the United States.

FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS. Fidelity Management & Research Company serves as the investment adviser to these Funds. Bankers Trust Company serves as sub-investment adviser to the Index 500 Portfolio. The following portfolios are available under the Policy.



PORTFOLIO                      INVESTMENT OBJECTIVE
Fidelity VIP Growth Portfolio  -  This Portfolio seeks capital appreciation by investing primarily in common stocks. The Portfolio, however, is not restricted to any one type of security and may pursue
                                  capital appreciation through the purchase of bonds and
                                  preferred stocks. The Portfolio does not place any emphasis on dividend income from its investments, except when the
                                  adviser believes this income will have a favorable influence on the market value of the security. Growth may be measured by factors such as earnings or gross sales.
Fidelity VIP Overseas          -  This Portfolio seeks long-term growth of capital by
Portfolio                         investing primarily in foreign securities. The Portfolio
                                  defines foreign securities as securities of issuers whose
                                  principal activities are located outside the United States.
                                  Normally, at least 65% of the Portfolio's total assets will be invested in foreign securities. The Portfolio may also
                                  invest in U.S. issuers.
Fidelity VIP II Contrafund     -  This Portfolio seeks capital appreciation by investing in
Portfolio                         securities of companies whose value the adviser believes is not fully recognized by the public. The Portfolio normally invests primarily in common stocks and securities
                                  convertible into common stock, but it has the flexibility to invest in other types of securities.
Fidelity VIP II Index 500      -  This Portfolio seeks to provide investment results that
Portfolio                         correspond to the total return of a broad range of common
                                  stocks publicly traded in the United States. To achieve this objective, the Portfolio attempts to duplicate the
                                  composition and total return of the S&P 500.
Fidelity VIP III Growth &      -  This Portfolio seeks high total return through a combination
Income Portfolio                  of current income and capital appreciation by investing
                                  mainly in equity securities. The Portfolio expects to invest the majority of its assets in domestic and foreign equity
                                  securities, with a focus on those that pay current dividends and show potential earnings growth. However, the Portfolio may buy debt securities as well as equity securities that
                                  are not currently paying dividends, but offer prospects for capital appreciation or future income.


    The Funds currently sell shares: (a) to the Account as well as to separate accounts of insurance companies that may or may not be affiliated with the Company or each other; and (b) to separate accounts to serve as the underlying investment for both variable insurance policies and variable annuity contracts. We currently do not foresee any disadvantages to owners arising from the sale of shares to support variable annuity contracts and variable life insurance policies, or from shares being sold to separate accounts of insurance companies that may or may not be affiliated with the Company. However, we will monitor events in order to identify any material irreconcilable conflicts that might possibly arise. In that event, we would determine what action, if any, should be taken in response to the conflict. In addition, if we believe that a Fund's response to any of those events or conflicts insufficiently protects owners, we will take appropriate action on our own, which may include withdrawing the Account's investment in that Fund. (See the Fund prospectuses for more detail.)

    We may receive compensation from an affiliate(s) of one or more of the Funds based upon an annual percentage of the average assets we hold in the Investment Options. These amounts are intended to compensate us for administrative and other services we provide to the Funds and/or affiliate(s).

    Each Fund is registered with the SEC as an open-end, diversified management investment company. Such registration does not involve supervision of the management or investment practices or policies of the Fund by the SEC.
--------------------------------------------------------------------------------

ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

    We reserve the right, subject to compliance with applicable law, to make additions to, deletions from or substitutions for the shares that are held in the Account or that the Account may purchase. We reserve the right to eliminate the shares of any Investment Option and to substitute any shares of another Investment Option. We will not substitute any shares attributable to your interest in a Subaccount without notice and prior approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law.

    We also reserve the right to establish additional subaccounts of the Account, each of which would invest in a new Investment Option, or in shares of another investment company with a specified investment objective. We may establish new subaccounts when, in our sole discretion, marketing needs or investment conditions warrant, and we will make any new subaccounts available to existing Contract Owners on a basis we determine. We may also eliminate one or more Subaccounts if, in our sole discretion, marketing, tax, regulatory requirements or investment conditions warrant.


    In the event of any such substitution, deletion or change, we may make appropriate changes in this and other contracts to reflect such substitution, deletion or change. If you allocated all or a portion of your premiums to any of the current Subaccounts that are being substituted for or deleted, you may surrender the portion of the Cash Value funded by such Subaccount without paying the associated Surrender Charge. You may also transfer the portion of the Cash Value affected without paying a transfer charge.


    If we deem it to be in the best interest of persons having voting rights under the Contracts, we may:

        - operate the Account as a management investment company under the 1940 Act,

        - deregister the Account under that Act in the event such registration is no longer required, or

        -   combine the Account with our other separate accounts.

    In addition, we may, when permitted by law, restrict or eliminate your voting rights under the Contract.

--------------------------------------------------------------------------------

DESCRIPTION OF ANNUITY CONTRACT
--------------------------------------------------------------------------------

ISSUANCE OF A CONTRACT


    You must complete an application in order to purchase a Contract, which can be obtained through a licensed representative of the Company, who is also a registered representative of EquiTrust Marketing Services, LLC ("EquiTrust Marketing"), a broker-dealer having a selling agreement with EquiTrust Marketing or a broker-dealer having a selling agreement with such broker-dealer. Your Contract Date will be the date the properly completed application is received at our Home Office. (If this date is the 29th, 30th or 31st of any month, the Contract Date will be the 28th of such month.) The Company sells the Contract to retirement plans that qualify for special federal tax treatment under the Code. We do not apply a maximum age for owners on the Contract Date.

--------------------------------------------------------------------------------

PREMIUMS

    The minimum initial premium amount the Company will accept is $1,000. You may make mimimum subsequent premium payments of $50 at any time during the annuitant's lifetime and before the retirement date.

    You may select to receive a premium reminder notice schedule based on an annual, semi-annual or quarterly payment, for which you may change the amount and frequency of the notice at any time. Also, under the Automatic Payment Plan, you can select a monthly payment schedule for premium payments to be automatically deducted from a bank account or other source. Your Contract will not necessarily lapse even if premiums are not paid.
--------------------------------------------------------------------------------

FREE-LOOK PERIOD


    We provide for an initial "free-look" period during which time you have the right to return the Contract within 10 days after you receive it. (If you reside in Idaho, North Dakota or Wisconsin, you are allowed to return the Contract within 20 days after you receive it.) If you return the Contract, it will become void and you will receive the greater of:


        -   premiums paid, or


        - the Cash Value on the date we receive the returned Contract at the Home Office, plus administrative charges and charges deducted from the Account.

--------------------------------------------------------------------------------

ALLOCATION OF PREMIUMS

    Upon receipt at our Home Office of your properly completed Contract application and initial premium payment, we will allocate the initial premium to the Money Market Subaccount within two business days. If your application is not properly completed, we reserve the right to retain your initial premium for up to five business days while we attempt to complete the application. At the end of this 5-day period, if the application is not complete, we will inform you of the reason for the delay and we will return the initial premium immediately, unless you specifically provide us your consent to retain the premium until the application is complete.

    You can allocate premiums paid to one or more Subaccounts, the Declared Interest Option, or both. Each allocation must be in whole percentages for a minimum of 10% of your premium payment.


        - We will allocate the initial premium to the Money Market Subaccount for 10 days.


        - At the end of that period, we will allocate those monies among the Subaccounts and the Declared Interest Option according to the instructions in your application.

        - We will allocate subsequent premiums in the same manner at the end of the valuation period when we receive them at our Home Office, unless the allocation percentages are changed.

        - If you change your allocation percentages, we will allocate subsequent premium payments in accordance with the allocation schedule in effect.

        - You may, however, direct individual payments to a specific Subaccount, the Declared Interest Option, or any combination thereof, without changing the existing allocation schedule.


    You may change your allocation schedule at any time by sending written notice to the Home Office. Changing your allocation schedule will not alter the allocation of your existing Cash Values among the Subaccounts or the Declared Interest Option.

    Because the Cash Values in each Subaccount will vary with that Subaccount's investment experience, you bear the entire investment risk. You should periodically review your premium allocation schedule in light of market conditions and your overall financial objectives.

--------------------------------------------------------------------------------


VARIABLE CASH VALUE



    The variable cash value of your Contract will reflect the investment experience of your selected Subaccounts, any premiums paid, surrenders or partial surrenders, transfers and charges assessed. The Company does not guarantee a minimum variable cash value, and, because your Contract's variable cash value on any future date depends upon a number of variables, it cannot be predetermined.



    CALCULATION OF VARIABLE CASH VALUE. Your Contract's variable cash value is determined at the end of each valuation period and is the aggregate of the values in each of the Subaccounts under your Contract. These values are determined by multiplying each Subaccount's unit value by the number of units allocated to that Subaccount.


    DETERMINATION OF NUMBER OF UNITS. The amounts you allocate to your selected Subaccounts are converted into Subaccount units. The number of units credited to each Subacount in your Contract is calculated at the end of the valuation period by dividing the dollar amount allocated by the unit value for that Subaccount. At the end of the valuation period, we will increase the number of units in each Subaccount by:

        -   any premiums paid, and

        - any amounts transferred from another Subaccount or the Declared Interest Option.

    We will decrease the number of units in each Subaccount by:

        -   any amounts withdrawn,

        -   applicable charges assessed, and

        -   any amounts transferred to another Subaccount.

    DETERMINATION OF UNIT VALUE. We have set the unit value for each Subaccount's first valuation period at $10. We calculate the unit value for a Subaccount for each subsequent valuation period by dividing (a) by (b) where:

          (a) is the net result of:

                  1. the value of the net assets in the Subaccount at the end of the preceding valuation period; plus

                  2. the investment income, dividends and capital gains, realized or unrealized, credited to the Subaccount during the current valuation period; minus

                  3. the capital losses, realized or unrealized, charged against the Subaccount during the current valuation period; minus

                  4. any amount charged for taxes or any amount set aside during the valuation period as a provision for taxes attributable to the Subaccount; minus

                  5. the daily amount charged for mortality and expense risks for each day of the current valuation period.

          (b) is the number of units outstanding at the end of the preceding valuation period.

--------------------------------------------------------------------------------

TRANSFER PRIVILEGE

    You may transfer monies in a Subaccount or the Declared Interest Option to another Subaccount or the Declared Interest Option on or before the retirement date. We will process all transfers as of the Business Day on or next following receipt of your written request at the Home Office.

        - The minimum amount of each transfer is $100 or the entire amount in that Subaccount, if less.


        - Transfers out of the Declared Interest Option must be for no more than 25% of the Cash Value in that option.



        - If a transfer would reduce the Cash Value in the Declared Interest Option below $1,000, you may transfer the entire amount in that option.



        - The Company waives fees for the first twelve transfers during a Contract Year.



        - The Company may assess a transfer processing fee of $25 for the 13th and each subsequent transfer during a Contract Year.


        - We allow an unlimited number of transfers among or between the Subaccounts or the Declared Interest Option. (See "DECLARED INTEREST OPTION--Transfers from Declared Interest Option.")

    All transfer requests received in a valuation period will be considered to be one transfer, regardless of the Subaccounts or Declared Interest Option affected. We will deduct the transfer processing fee on a pro-rata basis from the Subaccounts or Declared Interest Option to which the transfer is made unless it is paid in cash.

    You may also transfer monies via telephone request if you selected this option on your initial application or have provided us with proper authorization. We reserve the right to suspend telephone transfer privileges at any time.
--------------------------------------------------------------------------------


PARTIAL SURRENDERS AND SURRENDERS



    PARTIAL SURRENDERS. You may surrender part of the Cash Value upon written notice at any time before the retirement date.



        -   The minimum amount which you may partially surrender is $500.



        - The maximum amount which you may partially surrender is that which would leave the remaining Cash Value equal to or less than $2,000.



    If your partial surrender reduces your Cash Value to $2,000 or less, it will be treated as a full surrender of the Contract. We will process your partial surrender as of the Business Day on or next following receipt of your written request at the Home Office. You may elect to have any applicable Surrender Charge deducted from your remaining Cash Value or the amount partially surrendered . (See "Surrender Charge.")



    You may specify the amount of the partial surrender to be made from selected Subaccounts or the Declared Interest Option. If you do not so specify, or if the amount in the designated Subaccount(s) or Declared Interest Option is insufficient to comply with your request, we will make the partial surrender from each Subaccount and the Declared Interest Option based on the proportion that each Subaccount's value bears to the total Cash Value on the date we receive your request at the Home Office.



    SURRENDER. You may fully surrender your Contract upon written notice on or before the retirement date. We will determine your Cash Surrender Value as of the Business Day on or next following receipt of your written request at the Home Office, which must be accompanied by your Contract. You may choose to have the Cash Surrender Value distributed to you as follows:


        -   under a payment option, or

        -   in a lump sum.


    SURRENDER AND PARTIAL SURRENDER RESTRICTIONS. Your right to make partial surrenders and full surrenders is subject to any restrictions imposed by applicable law or employee benefit plan and you may realize adverse federal income tax consequences, including a penalty tax, upon utilization of these features. (See "Taxation of Annuities.")



    RESTRICTIONS ON DISTRIBUTIONS FROM CERTAIN TYPES OF CONTRACTS. Surrenders and partial surrenders of Contracts which are used as funding vehicles for Code Section 403(b) retirement plans are subject to certain restrictions. (See "FEDERAL TAX MATTERS--Taxation of Qualified Plans--TAX SHELTERED ANNUITIES.")

--------------------------------------------------------------------------------

SPECIAL TRANSFER AND WITHDRAWAL OPTIONS

    You may elect the following options on your initial application or at a later date by completing the applicable Request Form and returning it to the Home Office. The options selected will remain in effect until we receive a written termination request from you at the Home Office. The use of Automatic Rebalancing or Dollar Cost Averaging does not guarantee profits, nor protect you against losses.


    AUTOMATIC REBALANCING. You may automatically reallocate your Cash Value among the Subaccounts and Declared Interest Option.


        -   We will reallocate monies according to the percentage allocation schedule in effect on your Contract Anniversary.

        - The maximum number of Subaccounts which you may select at any one time is ten.


        - This feature is not considered in the twelve free transfers during a Contract Year.


        - Rebalancing will occur on the fifth Business Day of the month following your Contract Anniversary.


        - This feature cannot be utilized in combination with Dollar Cost Averaging.


    DOLLAR COST AVERAGING. You may periodically transfer a specified amount among the Subaccounts or the Declared Interest Option.

        -   The minimum amount of each transfer is $100.

        - The maximum number of Subaccounts which you may select at any one time is ten, including the Declared Interest Option.

        - You select the date to implement this program which will occur on the same date each month, or on the next Business Day.

        - We will terminate this option when monies in the source account are inadequate.


        - This feature is considered in the twelve free transfers during a Contract Year.



        - This feature cannot be utilized in combination with Automatic Rebalancing or Systematic Withdrawals.


    SYSTEMATIC WITHDRAWALS. You may elect to receive automatic partial withdrawals.

        - You specify the amount of the partial withdrawals to be made from selected Subaccounts or the Declared Interest Option.

        - You specify the allocation of the withdrawals among the Subaccounts and Declared Interest Option, and the frequency (monthly, quarterly, semi-annually or annually).

        -   The minimum amount which you may withdraw is $500.


        - The maximum amount which you may withdraw is that which would leave the remaining Cash Value equal to or less than $2,000.



        - You may annually withdraw a maximum of 10% of Cash Value without incurring a Surrender Charge.


        - Distributions will take place on the same date each month as the Contract Date.

        - You may change the amount and frequency upon written request to the Home Office.

        - This feature cannot be utilized in combination with Dollar Cost Averaging.

    We may terminate these privileges at any time.
--------------------------------------------------------------------------------

DEATH BENEFIT BEFORE THE RETIREMENT DATE


    If an annuitant (who is always the owner) dies prior to the retirement date, we will pay the death benefit to the beneficiary. The death benefit will be determined as of the date we receive Due Proof of Death and is equal to the greater of:



        - premiums paid, less any partial surrenders (including applicable Surrender Charges), or



        -   the Cash Value.



    We will pay the death benefit to the beneficiary in a lump sum unless the owner or beneficiary elects a payment option.



    There is no death benefit payable if the owner dies after the retirement date.



    We are required, by federal tax law applicable to Non-Qualified Contracts, to distribute the Cash Value to the beneficiary within five years of the owner's death. This requirement is considered satisfied if proceeds are distributed over the life of the beneficiary (or a period not exceeding the life expectancy of the beneficiary), provided they begin within one year of the owner's death. However, if the owner's spouse is the designated beneficiary, he or she may continue the Contract as the new owner.



    If the owner dies on or after the retirement date, any remaining payments will be distributed under the payment option in effect on the owner's date of death.



    Other rules may apply to a Qualified Contract.

--------------------------------------------------------------------------------

PROCEEDS ON THE RETIREMENT DATE

    You select the retirement date. For Non-Qualified Contracts, the retirement date may not be after the later of the annuitant's age 70 or 10 years after the Contract Date. For Qualified Contracts, the retirement date must be no later than the annuitant's age 70 1/2 or such other date as meets the requirements of the Code.


    On the retirement date, we will apply the proceeds under the life income annuity payment option with ten years guaranteed, unless you choose to have the proceeds paid under another option or in a lump sum. (See "Payment Options.") If a payment option is elected, we will apply the Cash Value less any applicable Surrender Charge. If a lump sum payment is chosen, we will pay the Cash Surrender value on the retirement date.


    You may change the retirement date subject to these limitations:

        - we must receive a written notice at the Home Office at least 30 days before the current retirement date;

        - the requested retirement date must be a date that is at least 30 days after receipt of the written notice; and

        - the requested retirement date must be no later than the annuitant's 70th birthday or any earlier date required by law.
--------------------------------------------------------------------------------

PAYMENTS


    We will usually pay any surrender, partial surrender or death benefit within seven days of receipt of a written request at the Home Office. We also require any information or documentation necessary to process the request, and in the case of a death benefit, we must receive Due Proof of Death. We may postpone payments if:


        - the New York Stock Exchange is closed, other than customary weekend and holiday closings, or trading on the exchange is restricted as determined by the SEC;

        - the SEC permits by an order the postponement for the protection of owners; or

        - the SEC determines that an emergency exists that would make the disposal of securities held in the Account or the determination of the value of the Account's net assets not reasonably practicable.

    If you have submitted a recent check or draft, we have the right to delay payment until we are assured that the check or draft has been honored.


    We have the right to defer payment of any surrender, partial surrender or transfer from the Declared Interest Option for up to six months. If payment has not been made within 30 days after receipt of all required documentation, or such shorter period as necessitated by a particular jurisdiction, we will add interest at the rate of 3% (or a higher rate if required by a particular state) to the amount paid from the date all documentation was received.

--------------------------------------------------------------------------------

MODIFICATION

    Upon notification to you, we may modify your Contract if:

        - necessary to make your Contract or the Account comply with any law or regulation issued by a governmental agency to which the Company is subject;

        - necessary to assure continued qualification of your Contract under the Code or other federal or state laws relating to retirement annuities or variable annuity contracts;

        -   necessary to reflect a change in the operation of the Account; or

        - the modification provides additional Subaccount and/or fixed accumulation options.

    We will make the appropriate endorsement to your Contract in the event of most such modifications.
--------------------------------------------------------------------------------

REPORTS TO OWNERS


    We will mail to you, at least annually, a report containing the Cash Value of your Contract (reflecting each Subaccount and the Declared Interest Option), premiums paid, partial surrenders taken and charges deducted since your last report, and any other information required by any applicable law or regulation.

--------------------------------------------------------------------------------

INQUIRIES

    You may contact the Company in writing at our Home Office if you have any questions regarding your Contract

--------------------------------------------------------------------------------

THE DECLARED INTEREST OPTION
--------------------------------------------------------------------------------


    You may allocate some or all of your premium payments, and transfer some or all of your Cash Value, to the Declared Interest Option, which is part of the General Account and pays interest at declared rates guaranteed for each Contract Year (subject to a minimum guaranteed interest rate of 3%).



    The Declared Interest Option has not been, and is not required to be, registered with the SEC under the Securities Act of 1933 (the "1933 Act"), and neither the Declared Interest Option nor the Company's General Account has been registered as an investment company under the 1940 Act. Therefore, neither the Company's General Account, the Declared Interest Option, nor any interests therein are generally subject to regulation under the 1933 Act or the 1940 Act. The disclosures relating to these accounts, which are included in this Prospectus, are for your information and have not been reviewed by the SEC. However, such disclosures may be subject to certain generally applicable provisions of Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.



    The portion of your Cash Value allocated to the Declared Interest Option (the "Declared Interest Option cash value") will be credited with rates of interest, as described below. Since the Declared Interest Option is part of the General Account, we assume the risk of investment gain or loss on this amount. All assets in the General Account are subject to the Company's general liabilities from business operations.

--------------------------------------------------------------------------------

MINIMUM GUARANTEED AND CURRENT INTEREST RATES


    The Declared Interest Option cash value is guaranteed to accumulate at a minimum effective annual interest rate of 3%. While we intend to credit the Declared Interest Option cash value with current rates in excess of the minimum guarantee, we are not obligated to do so. These current interest rates are influenced by, but do not necessarily correspond to, prevailing general market interest rates, and any interest credited on your amounts in the Declared Interest Option in excess of the minimum guaranteed rate will be determined in the sole discretion of the Company. You, therefore, assume the risk that interest credited may not exceed the guaranteed rate.



    Occasionally, we establish new current interest rates for the Declared Interest Option. The rate applicable to your Contract is the rate in effect on your most recent Contract Anniversary. This rate will remain unchanged until your next Contract Anniversary (i.e., for your entire Contract Year). During each Contract Year, your entire Declared Interest Option cash value (including amounts allocated or transferred to the Declared Interest Option during the year) is credited with the interest rate in effect for that period and becomes part of your Declared Interest Option cash value.


    We reserve the right to change the method of crediting interest, provided that such changes do not have the effect of reducing the guaranteed interest rate below 3% per annum, or shorten the period for which the current interest rate applies to less than a Contract Year.


    CALCULATION OF DECLARED INTEREST OPTION CASH VALUE. The Declared Interest Option cash value is equal to:


        -   amounts allocated and transferred to it, plus

        -   interest credited, less

        -   amounts deducted, transferred or surrendered.

--------------------------------------------------------------------------------

TRANSFERS FROM DECLARED INTEREST OPTION


    Only one transfer from the Declared Interest Option is allowed to any or all of the Subaccounts in each Contract Year. The amount you transfer may not exceed 25% of the Declared Interest Option Cash Value on the date of transfer. However, if the balance after the transfer is less than $1,000, you may transfer the entire amount.

--------------------------------------------------------------------------------

PAYMENT DEFERRAL


    We have the right to defer payment of any surrender, partial surrender or transfer from the Declared Interest Option for up to six months.


--------------------------------------------------------------------------------

CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------

SURRENDER CHARGE (CONTINGENT DEFERRED SALES CHARGE)


    CHARGE FOR PARTIAL SURRENDER OR SURRENDER. We apply a charge if you make a partial surrender from or surrender your Contract during the first six Contract years.



                CONTRACT YEAR IN WHICH                  CHARGE AS PERCENTAGE OF
                   SURRENDER OCCURS                        AMOUNT SURRENDERED
1                                                                   6%
2                                                                   5
3                                                                   4
4                                                                   3
5                                                                   2
6                                                                   1
7 and after                                                         0

    If Surrender Charges are not sufficient to cover sales expenses, the loss will be borne by the Company; conversely, if the amount of such charges proves more than enough, the Company will retain the excess. In no event will the total Surrender Charges assessed under a Contract exceed 8.5% of the total premiums paid under that Contract.


    If the Contract is being surrendered, the Surrender Charge is deducted from the Cash Value in determining the Cash Surrender Value. For a partial surrender, the Surrender Charge may, at the election of the owner, be deducted from the Cash Value remaining after the amount requested is withdrawn or from the amount of the surrender requested.



    AMOUNTS NOT SUBJECT TO SURRENDER CHARGE. In each Contract Year after the first Contract Year, you may surrender up to 10% of the Cash Value on your most recent Contract Anniversary without a Surrender Charge. (This right is not cumulative from Contract Year to Contract Year.)



    SURRENDER CHARGE AT THE RETIREMENT DATE. A Surrender Charge will be assessed against your Cash Value at the retirement date if you select a payment option other than options 2-5 described below (see "Payment Options"). We do not apply a Surrender Charge if you select payment options 3 or 5. If you select payment options 2 or 4, we assess a Surrender Charge by adding the number of years for which payments will be made to the number of Contract Years since your Contract inception and applying this sum in the table of Surrender Charges.


    WAIVER OF SURRENDER CHARGE. We reserve the right to waive the Surrender Charge after your first Policy Year if the annuitant is terminally ill (as defined in your Contract), stays in a qualified nursing center for 90 days, or is required to satisfy minimum distribution requirements in accordance with the Code. We must receive written notification, before the retirement date, at the Home Office in order to activate this waiver.
--------------------------------------------------------------------------------

ANNUAL ADMINISTRATIVE CHARGE


    We apply an annual administrative charge of $30 on the Contract Date and on each Contract Anniversary prior to the retirement date. We deduct this charge from your Cash Value and use it to reimburse us for administrative expenses relating to your Contract. We will make the withdrawal from each Subaccount and the Declared Interest Option based on the proportion that each Subaccount's value bears to the total Cash Value. We do not assess this charge during the annuity payment period.


    We currently waive the annual administrative charge:

        -   with an initial premium payment of $50,000, or


        -   upon a Cash Surrender Value of $50,000 on your Contract Anniversary.


    We may terminate this privilege at any time.
--------------------------------------------------------------------------------

TRANSFER PROCESSING FEE


    We waive the transfer processing fee for the first twelve transfers during a Contract Year, but may assess a $25 charge for each subsequent transfer. We will deduct this fee on a pro-rata basis from the Subaccounts or Declared Interest Option to which the transfer is made unless it is paid in cash.

--------------------------------------------------------------------------------

MORTALITY AND EXPENSE RISK CHARGE


    We apply a daily mortality and expense risk charge at an annual rate of 1.25% (daily rate of 0.0034035%) (approximately 0.86% for mortality risk and 0.39% for expense risk). This charge is used to compensate the Company for assuming mortality and expense risks.


    The mortality risk we assume is that annuitants may live for a longer period of time than estimated when the guarantees in the Contract were established. Through these guarantees, each payee is assured that longevity will not have an adverse effect on the annuity payments received. The mortality risk also includes a guarantee to pay a death benefit if the owner/annuitant dies before the retirement date. The expense risk we assume is that the annual administrative and transfer processing fees may be insufficient to cover actual future expenses.

    We may realize a profit from this charge and we may use such profit for any lawful purpose including paying distribution expenses.
--------------------------------------------------------------------------------

INVESTMENT OPTION EXPENSES

    The assets of the Account will reflect the investment advisory fee and other operating expenses incurred by each Investment Option. (See the Expense Tables in this prospectus and the accompanying Investment Option prospectuses.)

--------------------------------------------------------------------------------

PREMIUM TAXES


    Currently, we do not charge for premium taxes levied by various states and other governmental entities on annuity contracts issued by insurance companies. These taxes range up to 3.5% and are subject to change. We reserve the right, however, to deduct such taxes from Cash Value.

--------------------------------------------------------------------------------

OTHER TAXES

    Currently, we do not charge for any federal, state or local taxes incurred by the Company which may be attributable to the Account or the Contracts. We reserve the right, however, to make such a charge in the future.

--------------------------------------------------------------------------------

PAYMENT OPTIONS
--------------------------------------------------------------------------------


    Your Contract ends on the retirement date. At that time, your Cash Surrender Value will be applied under a payment option, unless you elect to receive this amount in a single sum. Should you not elect a payment option on the retirement date, proceeds will be paid as a life income annuity with payments guaranteed for ten years.



    Prior to the retirement date, you may have your Cash Surrender Value applied under a payment option, or a beneficiary can have the death benefit applied under a payment option. In either case, the Contract must be surrendered for a lump sum payment to be made, or a supplemental contract to be issued for the payment option.


    We have provided a description of the available payment options below. The term "payee" means a person who is entitled to receive payment under that option. All payment options offer a fixed and guaranteed amount to be paid during the annuity payment period, independent of the investment experience of the Account.
--------------------------------------------------------------------------------

ELECTION OF OPTIONS

    While the annuitant is living, you may elect, revoke or change a payment option at any time before the retirement date. Upon an annuitant's death, if a payment option is not in effect or if payment will be made in one lump sum under an existing option, the beneficiary may elect one of the options after the death of the owner/annuitant.

    We will initiate an election, revocation or change of a payment option upon receipt of your written request at the Home Office.

    We reserve the right to refuse the election of a payment option, other than in a lump sum, if:

           1)  the total payments would be less than $2,000;

           2)  each payment would be less than $20; or

           3) the payee is an assignee, estate, trustee, partnership, corporation or association.
--------------------------------------------------------------------------------

DESCRIPTION OF OPTIONS

    OPTION 1--INTEREST INCOME. The proceeds are left with the Company to earn a set interest rate. The payee may elect to have the interest paid monthly, quarterly, semi-annually or annually. Under this option, the payee may withdraw part or all of the proceeds at any time.

    OPTION 2--INCOME FOR A FIXED TERM. The proceeds are paid in equal installments for a fixed number of years.

    OPTION 3--LIFE INCOME OPTION WITH TERM CERTAIN. The proceeds are paid in equal amounts (at intervals elected by the payee) during the payee's lifetime with the guarantee that payments will be made for a specified number of years. Under this option, at the death of a payee having no beneficiary (or where the beneficiary died prior to the payee), the present value of the dollar amount of any remaining guaranteed payments will be paid in one lump sum to the executors or administrators of the payee's estate. Also under this option, if any beneficiary dies while receiving payment, the present value of the dollar amount of any remaining guaranteed payments will be paid in one lump sum to the executors or administrators of the beneficiary's estate. The amount to be paid is calculated as of the date of death of the payee, or beneficiary if applicable, and the calculation of present value shall be no less than 3%.

    OPTION 4--INCOME FOR FIXED AMOUNT. The proceeds are paid in equal installments (at intervals elected by the payee) for a specific amount and will continue until all the proceeds plus interest are exhausted.

    OPTION 5--JOINT AND TWO-THIRDS TO SURVIVOR MONTHLY LIFE INCOME. The proceeds are paid in equal installments while two joint payees live. When one payee dies, future proceeds equal to two-thirds of the initial payment will be made to the survivor for their lifetime.

    The amount of each payment is calculated from the tables in the Contract which apply to that particular option using the payee's age and sex. Age is determined as the last birthday at the date of the first payment.

    ALTERNATE PAYMENT OPTION. The Company may make available an alternative payment option.

--------------------------------------------------------------------------------

YIELDS AND TOTAL RETURNS
--------------------------------------------------------------------------------

    We may advertise, or include in sales literature, yields, effective yields and total returns for the Subaccounts. THESE FIGURES ARE BASED ON HISTORICAL EARNINGS AND DO NOT INDICATE OR PROJECT FUTURE PERFORMANCE. Each Subaccount may also advertise, or include in sales literature, performance relative to certain performance rankings and indices compiled by independent rating organizations. You may refer to the Statement of Additional Information for more detailed information relating to performance.

    The effective yield and total return calculated for each Subaccount is based on the investment performance of the corresponding Investment Option, which includes the Investment Option's total operating expenses. (See the accompanying Investment Option prospectuses.)

    The yield of a Subaccount (except the Money Market Subaccount) refers to the annualized income generated by an investment in the Subaccount over a specified 30-day or one-month period. This yield is calculated by assuming that the income generated during that 30-day or one-month period is generated each period over 12-months and is shown as a percentage of the investment.

    The yield of the Money Market Subaccount refers to the annualized income generated by an investment in the Subaccount over a specified seven-day period. This yield is calculated by assuming that the income generated for that seven-day period is generated each period for 52-weeks and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Subaccount is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

    The total return of a Subaccount refers to return quotations of an investment in a Subaccount for various periods of time. Total return figures are provided for each Subaccount for one, five and ten year periods, respectively. For periods prior to the date the Account commenced operations, performance information is calculated based on the performance of the Investment Options and the assumption that the Subaccounts were in existence for those same periods, with the level of Contract charges which were in effect at inception of the Subaccounts.

    The average annual total return quotations represent the average annual compounded rates of return that would equate an initial investment of $1,000 to the redemption value of that investment as of the last day of each of the periods for which total return quotations are provided. Average annual total return information shows the average percentage change in the value of an investment in the Subaccount from the beginning date of the measuring period to the end of that period. This standardized version of average annual total return reflects all historical investment results less all charges and deductions applied against the Subaccount (including any surrender charge that would apply if you terminated your Contract at the end of each period indicated, but excluding any deductions for premium taxes).

    In addition to standardized average annual total return, non-standardized total return information may be used in advertisements or sales literature. Non-standardized return information will be computed on the same basis as described above, but does not include a surrender charge. In addition, the Company may disclose cumulative total return for Contracts funded by Subaccounts.

    Each Investment Option's yield, and standardized and non-standardized average annual total returns may also be disclosed, which may include investment periods prior to the date the Account commenced operations. Non-standardized performance data will only be disclosed if standardized performance data is also disclosed. Please refer to the Statement of Additional Information for additional information regarding the calculation of other performance data.

    In advertising and sales literature, Subaccount performance may be compared to the performance of other issuers of variable annuity contracts which invest in mutual fund portfolios with similar investment objectives. Lipper Analytical Services, Inc. ("Lipper") and the Variable Annuity Research Data Service ("VARDS") are independent services which monitor and rank the performance of variable annuity issuers according to investment objectives on an industry-wide basis.

    The rankings provided by Lipper include variable life insurance issuers as well as variable annuity issuers, whereas the rankings provided by VARDS compare only variable annuity issuers. The performance analyses prepared by Lipper and VARDS each rank such issuers on the basis of total return, assuming reinvestment of distributions, but do not take sales charges, redemption fees or certain expense deductions at the separate account level into consideration. In addition, VARDS prepares risk rankings, which consider the effects of market risk on total return performance. This type of ranking provides data as to which funds provide the highest total return within various categories of funds defined by the degree of risk inherent in their investment objectives.

    Advertising and sales literature may also compare the performance of each Subaccount to the Standard & Poor's Index of 500 Common Stocks, a widely used measure of stock performance. This unmanaged index assumes the reinvestment of dividends but does not reflect any deductions for operating expenses. Other independent ranking services and indices may also be used as a source of performance comparison.

    We may also report other information including the effect of tax-deferred compounding on a Subaccount's investment returns, or returns in general, which may be illustrated by tables, graphs or charts. All income and capital gains derived from Subaccount investments are reinvested and can lead to substantial long-term accumulation of assets, provided that the underlying Portfolio's investment experience is positive.

--------------------------------------------------------------------------------

FEDERAL TAX MATTERS
--------------------------------------------------------------------------------

THE FOLLOWING DISCUSSION IS GENERAL AND IS NOT INTENDED AS TAX ADVICE

INTRODUCTION

    This discussion is based on the Company's understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service. No representation is made as to the likelihood of the continuation of these current tax laws and interpretations. Moreover, no attempt has been made to consider any applicable state or other tax laws.


    A Contract may be purchased on a non-qualified basis ("Non-Qualified Contract") or purchased and used in connection with plans qualifying for favorable tax treatment ("Qualified Contract"). A Qualified Contract is designed for use by individuals whose premium payments are comprised solely of proceeds from and/or contributions under retirement plans which are intended to qualify as plans entitled to special income tax treatment under Sections 401(a), 403(b), 408 or 408A of the Internal Revenue Code of 1986, as amended (the "Code"). The effect of federal income taxes on amounts held under a Contract or annuity payments, and on the economic benefit to the owner, the annuitant or the beneficiary depends on the type of retirement plan, the tax and employment status of the individual concerned, and the Company's tax status. In addition, an individual must satisfy certain requirements in connection with:



        - purchasing a Qualified Contract with proceeds from a tax-qualified plan, and



        -   receiving distributions from a Qualified Contract


    in order to continue to receive favorable tax treatment.

    Therefore, purchasers of Qualified Contracts are encouraged to seek competent legal and tax advice regarding the suitability and tax considerations specific to their situation. The following discussion assumes that Qualified Contracts are purchased with proceeds from and/or contributions under retirement plans that qualify for the intended special federal income tax treatment.
--------------------------------------------------------------------------------

TAX STATUS OF THE CONTRACT


    The Company believes that the Contract will be subject to tax as an annuity contract under the Code, which generally means that any increase in Cash Value will not be taxable until monies are received from the Contract, either in the form of annuity payments or in some other form. The following Code requirement must be met in order to be subject to annuity contract treatment for tax purposes:



    DIVERSIFICATION REQUIREMENTS. Section 817(h) of the Code provides that separate account investments must be "adequately diversified" in accordance with Treasury regulations in order for the Contract to qualify as an annuity contract for federal tax purposes. The Account, through each Investment Option, intends to comply with the diversification requirements prescribed in regulations under Section 817(h) of the Code, which affect how the assets in each Subaccount may be invested. Although the investment adviser of EquiTrust Variable Insurance Series Fund is an affiliate of the Company, we do not have control over the Fund or its investments. Nonetheless, the Company believes that each Investment Option in which the Account owns shares will meet the diversification requirements.


    OWNER CONTROL. In certain circumstances, owners of variable annuity contracts may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their contracts. In those circumstances, income and gains from the separate account assets would be includable in the variable annuity contract owner's gross income. The IRS has stated in published rulings that a variable annuity contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department also announced, in connection with the issuance of regulations concerning investment diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the contract owner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of the underlying assets."



    The ownership rights under the Contracts are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that contract owners were not owners of separate account assets. For example, the contract owner has additional flexibility in allocating premium payments and Cash Values. These differences could result in a contract owner being treated as the owner of a pro rata potion of the assets of the Account. In addition, the Company does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. The Company therefore reserves the right to modify the Contract as necessary to attempt to prevent the contract owner from being considered the owner of the assets of the Account.


    REQUIRED DISTRIBUTIONS. In order to be treated as an annuity contract for federal income tax purposes, Section 72(s) of the Code requires any Non-Qualified Contract to provide that:


        - if any owner dies on or after the retirement date but before the interest in the contract has been fully distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that owner's death; and


        - if any owner dies prior to the date annuity payments begin, the interest in the Contract will be distributed within five years after the date of the owner's death.

    These requirements will be considered satisfied as to any portion of the owner's interest which is payable to or for the benefit of a designated beneficiary and which is distributed over the life of such beneficiary or over a period not extending beyond the life expectancy of that beneficiary, provided that such distributions begin within one year of that owner's death. The owner's designated beneficiary is the person designated by such owner as a beneficiary and to whom ownership of the contract passes by reason of death and must be a natural person. However, if the designated beneficiary is the surviving spouse of the owner, the Contract may be continued with the surviving spouse as the new owner.

    Non-Qualified Contracts contain provisions which are intended to comply with the requirements of Section 72(s) of the Code, although no regulations interpreting these requirements have yet been issued. The Company intends to review such provisions and modify them if necessary to assure that they comply with the requirements of Code Section 72(s) when clarified by regulation or otherwise.

    Other rules may apply to Qualified Contracts.
--------------------------------------------------------------------------------

TAXATION OF ANNUITIES

THE FOLLOWING DISCUSSION ASSUMES THAT THE CONTRACTS WILL QUALIFY AS ANNUITY CONTRACTS FOR FEDERAL INCOME TAX PURPOSES.


    IN GENERAL. Section 72 of the Code governs taxation of annuities in general. The Company believes that an owner who is a natural person is not taxed on increases in the value of a Contract until distribution occurs through a partial withdrawal, surrender or annuity payment. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the Cash Value (and in the case of a Qualified Contract, any portion of an interest in the qualified plan) generally will be treated as a distribution. The taxable portion of a distribution (in the form of a single sum payment or payment option) is taxable as ordinary income.

    NON-NATURAL OWNER. A non-natural owner of an annuity contract generally must include any excess of cash value over the "investment in the contract" as income during the taxable year. However, there are some exceptions to this rule. Certain Contracts will generally be treated as held by a natural person if:

        - the nominal owner is a trust or other entity which holds the contract as an agent for a natural person (but not in the case of certain non-qualified deferred compensation arrangements);

        - the Contract is acquired by an estate of a decedent by reason of the death of the decedent;

        -   the Contract is issued in connection with certain Qualified Plans;

        - the Contract is purchased by an employer upon the termination of certain Qualified Plans;

        - the Contract is used in connection with a structured settlement agreement; or

        - the Contract is purchased with a single payment within a year of the annuity starting date and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.

    A prospective owner that is not a natural person should discuss these exceptions with their tax adviser.

    THE FOLLOWING DISCUSSION GENERALLY APPLIES TO CONTRACTS OWNED BY NATURAL PERSONS.


    PARTIAL SURRENDERS. Under Section 72(e) of the Code, if a partial surrender is taken from a Qualified Contract, a ratable portion of the amount received is taxable, generally based on the ratio of the investment in the contract to the participant's total accrued benefit or balance under the retirement plan. The "investment in the contract" generally equals the portion, if any, of any premium payments paid by or on behalf of the individual under a Contract which was not excluded from the individual's gross income. For Contracts issued in connection with qualified plans, the investment in the contract can be zero. Special tax rules may be available for certain distributions from Qualified Contracts, and special rules apply to distributions from Roth IRAs.



    Under Section 72(e) of the Code, if a partial surrender is taken from a Non-Qualified Contract, amounts received are generally first treated as taxable income to the extent that the Cash Value immediately before the partial surrender exceeds the investment in the contract at that time. Any additional amount surrendered is not taxable.


    In the case of a surrender under a Qualified or Non-Qualified Contract, the amount received generally will be taxable only to the extent it exceeds the investment in the contract.

    Section 1035 of the Code provides that no gain or loss shall be recognized on the exchange of one annuity contract for another and the contract received is treated as a new contract for purposes of the penalty and distribution-at-death rules. Special rules and procedures apply to Section 1035 transactions and prospective owners wishing to take advantage of
    Section 1035 should consult their tax adviser.


    ANNUITY PAYMENTS. Although tax consequences may vary depending on the payment option elected under an annuity contract, under Code Section 72(b), generally (prior to recovery of the investment in the contract) gross income does not include that part of any amount received as an annuity under an annuity contract that bears the same ratio to such amount as the investment in the contract bears to the expected return at the annuity starting date. Stated differently, prior to recovery of the investment in the contract, generally, there is no tax on the amount of each payment which represents the same ratio that the investment in the contract bears to the total expected value of the annuity payments for the term of the payment; however, the remainder of each income payment is taxable. After the investment in the contract is recovered, the full amount of any additional annuity payments is taxable. Special rules apply to distributions from Roth IRAs.

    TAXATION OF DEATH BENEFIT PROCEEDS. Amounts may be distributed from a Contract because of the death of the owner. Generally, such amounts are includible in the income of the recipient as follows:

        - if distributed in a lump sum, they are taxed in the same manner as a surrender of the contract, or

        - if distributed under a payment option, they are taxed in the same way as annuity payments.

    For these purposes, the investment in the Contract remains the amount of any purchase payments which were not excluded from gross income.

    PENALTY TAX ON CERTAIN WITHDRAWALS. In the case of a distribution from a Non-Qualified Contract, a 10% federal tax penalty may be imposed. However, generally, there is no penalty applied on distributions:

        -   made on or after the taxpayer reaches age 59 1/2;

        - made on or after the death of the holder (or if the holder is not an individual, the death of the primary annuitant);

        -   attributable to the taxpayer becoming disabled;

        - as part of a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her designated beneficiary;

        - made under certain annuities issued in connection with structured settlement agreements;

        - made under an annuity contract that is purchased with a single premium when the retirement date is no later than a year from purchase of the annuity and substantially equal periodic payments are made, not less frequently than annually, during the annuity payment period; and

        - any payment allocable to an investment (including earnings thereon) made before August 14, 1982 in a contract issued before that date.

    Other tax penalties may apply to certain distributions under a Qualified Contract. Contract owners should consult their tax adviser.
--------------------------------------------------------------------------------

TRANSFERS, ASSIGNMENTS OR EXCHANGES OF A CONTRACT

    Certain tax consequences may result upon:

        -   a transfer of ownership of a Contract,

        - the designation of an annuitant, payee or other beneficiary who is not also the owner,

        -   the selection of certain retirement dates, or

        -   the exchange of a Contract.

    An owner contemplating any of these actions should consult their tax adviser.
--------------------------------------------------------------------------------

WITHHOLDING

    Generally, distributions from a Contract are subject to withholding of federal income tax at a rate which varies according to the type of distribution and the owner's tax status.

    Eligible rollover distributions from section 401(a) plans and section 403(b) tax-sheltered annuities are subject to a mandatory federal income tax withholding of 20%. An "eligible rollover distribution" is the taxable portion of any distribution from such a plan, except certain distributions such as distributions required by the Code or distributions in a specified annuity form. The 20% withholding does not apply, however, if the owner chooses a "direct rollover" from the plan to another tax-qualified plan or IRA.
--------------------------------------------------------------------------------

MULTIPLE CONTRACTS

    All non-qualified deferred annuity contracts entered into after October 21, 1988 that are issued by the Company (or its affiliates) to the same owner during any calendar year are treated as one annuity Contract for purposes of determining the amount includible in gross income under Section 72(e). This rule could affect the time when income is taxable and the amount that might be subject to the 10% penalty tax described above. In addition, the Treasury Department has specific authority to issue regulations that prevent the avoidance of Section 72(e) through the serial purchase of annuity contracts or otherwise. There may also be other situations in which the Treasury may conclude that it would be appropriate to aggregate two or more annuity contracts purchased by the same owner. Accordingly, a Contract owner should consult a competent tax adviser before purchasing more than one annuity contract.
--------------------------------------------------------------------------------

TAXATION OF QUALIFIED PLANS

    The Contracts are designed for use with several types of qualified plans. The tax rules applicable to participants in these qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from:

        -   contributions in excess of specified limits;

        -   distributions prior to age 59 1/2 (subject to certain exceptions);

        - distributions that do not conform to specified commencement and minimum distribution rules; and

        -   other specified circumstances.


    Therefore, no attempt is made to provide more than general information about the use of the Contracts with the various types of qualified retirement plans. Contract Owners, the annuitants, and beneficiaries are cautioned that the rights of any person to any benefits under these qualified retirement plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract, but the Company shall not be bound by the terms and conditions of such plans to the extent such terms contradict the Contract, unless the Company consents. Some retirement plans are subject to distribution and other requirements that are not incorporated into our Contract administration procedures. Owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contracts comply with applicable law. For qualified plans under Section 401(a), 403(a), 403(b) and 457, the Code requires that distributions generally must commence no later than April 1 of the calendar year following the calendar year in which the owner (or plan participant) (i) reaches age 70 1/2 or (ii) retires, and must be made in a specified form or manner. If the plan participant is a "5 percent owner" (as defined in the Code), distributions generally must begin no later than April 1 of the calendar year following the calendar year in which the owner (or plan participant) reaches age 70 1/2. For IRAs described in Section 408, distributions generally must commence no later than April 1 of the calendar year following the calendar year in which the owner (or plan participant) reaches age
    70 1/2. For Roth IRAs under Section 408A, distributions are not required during the owner's (or plan participant's) lifetime. Brief descriptions follow of the various types of qualified retirement plans available in connection with a Contract. The Company will amend the Contract as necessary to conform it to the requirements of the Code.


    CORPORATE PENSION AND PROFIT SHARING PLANS AND H.R. 10 PLANS. Section 401(a) of the Code permits corporate employers to establish various types of retirement plans for employees, and permits self-employed individuals to establish these plans for themselves and their employees. These retirement plans may permit the purchase of the Contracts to accumulate retirement savings under the plans. Adverse tax or other legal consequences to the plan, to the participant or both may result if this Contract is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits prior to transfer of the Contract. Employers intending to use the Contract with such plans should seek competent advice.

    INDIVIDUAL RETIREMENT ANNUITIES. Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity" or "IRA". These IRAs are subject to limits on the amount that may be contributed, the persons who may be eligible and on the time when distributions may commence. Also, distributions from certain other types of qualified retirement plans may be "rolled over" on a tax-deferred basis into an IRA. Sales of the Contract for use with IRAs may be subject to special requirements of the Internal Revenue Service. Earnings in an IRA are not taxed until distribution. IRA contributions are limited each year to the lesser of $2,000 or 100% of the owner's adjusted gross income and may be deductible in whole or in part depending on the individual's income. The limit on the amount contributed to an IRA does not apply to distributions from certain other types of qualified plans that are "rolled over" on a tax-deferred basis into an IRA. Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. Distributions prior to age 59 1/2 (unless certain exceptions apply) are subject to a 10% penalty tax.

    Employers may establish Simplified Employee Pension (SEP) Plans to provide IRA contributions on behalf of their employees. In addition to all of the general Code rules governing IRAs, such plans are subject to certain Code requirements regarding participation and amounts of contributions.


    SIMPLE IRAS. Section 408(p) of the Code permits small employers to establish SIMPLE IRAs under which employees may elect to defer a percentage of their compensation up to $6,000 (as increased for cost of living adjustments). The sponsoring employer is required to make a matching contribution on behalf of contributing employees. Distributions from a SIMPLE IRA are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, premature distributions prior to age 59 1/2 are subject to a 10% penalty tax, which is increased to 25% if the distribution occurs within the first two years after the commencement of the employee's participation in the plan.


    ROTH IRAS. Section 408A of the Code permits certain eligible individuals to contribute to a Roth IRA. Contributions to a Roth IRA, which are subject to certain limitations, are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA may be subject to tax and other special rules may apply. You should consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made:

        -   before age 59 1/2 (subject to certain exceptions), or


        - during the five taxable years starting with the year in which the first contribution is made to any Roth IRA.


    TAX SHELTERED ANNUITIES. Section 403(b) of the Code allows employees of certain Section 501(c)(3) organizations and public schools to exclude from their gross income the premiums paid, within certain limits, on a Contract that will provide an annuity for the employee's retirement. These premiums may be subject to FICA (social security) tax. Code section 403(b)(11) restricts the distribution under Code section 403(b) annuity contracts of:

        - elective contributions made in years beginning after December 31, 1988;

        -   earnings on those contributions; and

        - earnings in such years on amounts held as of the last year beginning before January 1, 1989.

    Distribution of those amounts may only occur upon:

        -   death of the employee,

        -   attainment of age 59 1/2,

        -   separation from service,

        -   disability, or

        -   financial hardship.

    In addition, income attributable to elective contributions may not be distributed in the case of hardship.

    RESTRICTIONS UNDER QUALIFIED CONTRACTS. Other restrictions with respect to the election, commencement or distribution of benefits may apply under Qualified Contracts or under the terms of the plans in respect of which Qualified Contracts are issued.
--------------------------------------------------------------------------------

POSSIBLE CHARGE FOR THE COMPANY'S TAXES

    The Company currently makes no charge to the Subaccounts for any Federal, state or local taxes that the Company incurs which may be attributable to such Subaccounts or the Contracts. We reserve the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that it determines to be properly attributable to the Subaccounts or to the Contracts.
--------------------------------------------------------------------------------

OTHER TAX CONSEQUENCES


    As noted above, the foregoing comments about the Federal tax consequences under these Contracts are not exhaustive, and special rules are provided with respect to other tax situations not discussed in the Prospectus. Further, the Federal income tax consequences discussed herein reflect our understanding of current law. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Federal estate and state and local estate, inheritance and other tax consequences of ownership or receipt of distributions under a Contract depend on the individual circumstances of each owner or recipient of the distribution. You should consult your tax adviser for further information.


--------------------------------------------------------------------------------

DISTRIBUTION OF THE CONTRACTS
--------------------------------------------------------------------------------


    The Contracts will be offered to the public on a continuous basis. We do not anticipate discontinuing the offering of the Contracts, but reserve the right to do so. Applications for Contracts are solicited by agents, who in addition to being licensed by applicable state insurance authorities to sell the variable annuity contracts and variable life insurance policies for the Company, are also registered representatives of EquiTrust Marketing, broker-dealers having selling agreements with EquiTrust Marketing or broker-dealers having selling agreements with such broker-dealers. EquiTrust Marketing is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc.



    EquiTrust Marketing serves as the Principal Underwriter, as defined in the 1940 Act, of the Contracts for the Account pursuant to an Underwriting Agreement between the Company and EquiTrust Marketing and is not obligated to sell any specific number of Contracts. EquiTrust Marketing's principal business address is the same as that of the Company.



    The Company may pay sales representatives commissions up to an amount equal to 4% of the premiums paid under a Contract during the first six Contract years and 1% of the premiums paid in the seventh and subsequent Contract years. Managers of sales representatives may also receive commission overrides of up to 30% of the sales representatives commissions. We may also pay other distribution expenses such as production incentive bonuses, agent's insurance and pension benefits, and agency expense allowances. These distribution expenses do not result in any additional charges against the Contracts that are not described under "CHARGES AND DEDUCTIONS."


--------------------------------------------------------------------------------

LEGAL PROCEEDINGS
--------------------------------------------------------------------------------

    The Company, like other life insurance companies, is involved in lawsuits. Currently, there are no class action lawsuits naming the Company as a defendant or involving the Account. In some lawsuits involving other insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, the Company believes that at the present time, there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Account or the Company.

--------------------------------------------------------------------------------

VOTING RIGHTS
--------------------------------------------------------------------------------

    To the extent required by law, the Company will vote the Fund shares held in the Account at regular and special shareholder meetings of the Funds, in accordance with instructions received from persons having voting interests in the corresponding Subaccounts. If, however, the 1940 Act or any regulation thereunder should be amended, or if the present interpretation thereof should change, and, as a result, the Company determines that it is permitted to vote the Fund shares in its own right, it may elect to do so.


    The number of votes you have the right to instruct will be calculated separately for each Subaccount to which you have Cash Value, and may include fractional votes. (You only have voting interest prior to the retirement date.) The number of votes attributable to a Subaccount is determined by dividing your Cash Value in that Subaccount by the net asset value per share of the Investment Option of the corresponding Subaccount.


    The number of votes of an Investment Option which are available to you is determined as of the date coincident with the date established by that Investment Option for determining shareholders eligible to vote at the relevant meeting for that Fund. Voting instructions will be solicited by written communication prior to such meeting in accordance with procedures established by each Fund. For each Subaccount in which you have a voting interest, you will receive proxy materials and reports relating to any meeting of shareholders of the Investment Option in which that Subaccount invests.

    The Company will vote Fund shares attributable to Contracts as to which no timely instructions are received (as well as any Fund shares held in the Account which are not attributable to Contracts) in proportion to the voting instructions received with respect to all Contracts participating in each Investment Option. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast on a matter.

--------------------------------------------------------------------------------

YEAR 2000
--------------------------------------------------------------------------------

    Like other investment funds, financial and business organizations and individuals around the world, the Account could be adversely affected if the computer systems used by the Company and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. We have completed a comprehensive assessment of the Year 2000 issue and developed a plan to address the issue in a timely manner. We have and will utilize both internal and external resources to reprogram, or replace, and test the software for Year 2000 modifications. We anticipate completing the Year 2000 project prior to any anticipated impact on our operating systems.

    The Company believes it will complete the Year 2000 modifications based on management's best estimates, which were derived utilizing numerous assumptions of future events. We also recognize there are outside influences and dependencies relative to its Year 2000 effort, over which we have little or no control. However, we are putting effort into ensuring these considerations will have minimal impact. These would include the continued availability of certain resources, third party modification plans and many other factors. However, there can be no guarantee that these estimates will be achieved and actual results could differ from those anticipated.

--------------------------------------------------------------------------------

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


    The audited consolidated balance sheets of the Company as of December 31, 1998 and 1997, and the related consolidated statements of income, changes in stockholder's equity and cash flows for each of the three years in the period ended December 31, 1998, as well as the related Report of Independent Auditors are contained in the Statement of Additional Information. Likewise, the audited statement of net assets for the Account as of December 31, 1998 and the related statements of operations for the year then ended and changes in net assets for each of the two years then ended, as well as the related Report of Independent Auditors are contained in the Statement of Additional Information.

--------------------------------------------------------------------------------

STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS
--------------------------------------------------------------------------------


                                                                           PAGE
                                                                           -----
ADDITIONAL CONTRACT PROVISIONS...........................................    1
      The Contract.......................................................    1
      Incontestability...................................................    1
      Misstatement of Age or Sex.........................................    1
      Non-Participation..................................................    1
CALCULATION OF YIELDS AND TOTAL RETURNS..................................    1
      Money Market Subaccount Yields.....................................    1
      Other Subaccount Yields............................................    2
      Average Annual Total Returns.......................................    3
      Other Total Returns................................................    5
      Effect of the Administrative Charge on Performance Data............    5
LEGAL MATTERS............................................................    5
EXPERTS..................................................................    6
OTHER INFORMATION........................................................    6
FINANCIAL STATEMENTS.....................................................    6

TEAR AT PERFORATION

If you would like a copy of the Statement of Additional Information, please complete the information below and detach and mail this card to the Company at the address shown on the cover of this prospectus.

Name
--------------------------------------------------------------------------------

Address
--------------------------------------------------------------------------------

City, State, Zip
-------------------------------------------------------------------------------

                                     PART B

                      STATEMENT OF ADDITIONAL INFORMATION

                      STATEMENT OF ADDITIONAL INFORMATION


                       FARM BUREAU LIFE INSURANCE COMPANY



                             5400 University Avenue
                          West Des Moines, Iowa 50266
                                 1-800-247-4170



                        FARM BUREAU LIFE ANNUITY ACCOUNT


         INDIVIDUAL FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACT


This Statement of Additional Information contains additional information to the Prospectus for the flexible premium deferred variable annuity contract (the "Contract") offered by Farm Bureau Life Insurance Company (the "Company"). This Statement of Additional Information is not a Prospectus, and it should be read only in conjunction with the Prospectuses for the Contract, and the selected Investment Options of EquiTrust Variable Insurance Series Fund, T. Rowe Price Equity Series, Inc., T. Rowe Price International Series, Inc. and Fidelity Variable Insurance Products Funds. The Prospectus for the Contract is dated the same as this Statement of Additional information. You may obtain a copy of the Prospectuses by writing or calling us at our address or phone number shown above.


                                  May 1, 1999

--------------------------------------------------------------------------------

STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

TABLE OF CONTENTS


                                                                             PAGE
                                                                             ---
ADDITIONAL CONTRACT PROVISIONS.............................................   1
      The Contract.........................................................   1
      Incontestability.....................................................   1
      Misstatement of Age or Sex...........................................   1
      Non-Participation....................................................   1
CALCULATION OF YIELDS AND TOTAL RETURNS....................................   1
      Money Market Subaccount Yields.......................................   1
      Other Subaccount Yields..............................................   2
      Average Annual Total Returns.........................................   3
      Other Total Returns..................................................   5
      Effect of the Administrative Fee On Performance Data.................   5
LEGAL MATTERS..............................................................   5
EXPERTS....................................................................   6
OTHER INFORMATION..........................................................   6
FINANCIAL STATEMENTS.......................................................   6

--------------------------------------------------------------------------------


ADDITIONAL CONTRACT PROVISIONS

--------------------------------------------------------------------------------

THE CONTRACT

    The Contract includes the application and all other attached papers. The statements made in the application are deemed representations and not warranties. We will not use any statement in defense of a claim or to void the Contract unless it is contained in the application.
--------------------------------------------------------------------------------

INCONTESTABILITY

    We will not contest the Contract from its Contract Date.
--------------------------------------------------------------------------------

MISSTATEMENT OF AGE OR SEX

    If the age or sex of the annuitant has been misstated, we will pay that amount which the proceeds would have purchased at the correct age and sex.
--------------------------------------------------------------------------------

NON-PARTICIPATION

    The Contracts are not eligible for dividends and will not participate in the Company's divisible surplus.

--------------------------------------------------------------------------------

CALCULATION OF YIELDS AND TOTAL RETURNS
--------------------------------------------------------------------------------

    The Company may disclose yields, total returns and other performance data for a Subaccount. Such performance data will be computed, or accompanied by performance data computed, in accordance with the standards defined by the SEC.
--------------------------------------------------------------------------------

MONEY MARKET SUBACCOUNT YIELDS

    Advertisements and sales literature may quote the current annualized yield of the Money Market Subaccount for a seven-day period. This figure is computed by determining the net change (exclusive or realized gains and losses on the sale of securities, unrealized appreciation and depreciation and income other than investment income) at the end of the seven-day period in the value of a hypothetical account under a Contract with a balance of 1 unit at the beginning of the period, dividing this net change by the value of the hypothetical account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis.

    The net change in account value reflects:

        - net income from the Investment Option attributable to the hypothetical account; and

        - charges and deductions imposed under the Contract attributable to the hypothetical account.

    The charges and deductions include per unit charges for the hypothetical account for:

        -   the annual administrative fee and

        -   the mortality and expense risk charge.

    For purposes of calculating current yields for a Contract, an average per unit administrative fee is used based on the $30 administrative fee deducted at the beginning of each Contract Year. Current yield will be calculated according to the following formula:

Current Yield = ((NCS - ES)/UV) X (365/7)

Where:

NCS = the net change in the value of the Investment Option (exclusive of realized gains or losses on the sale of securities and unrealized appreciation and depreciation and income other than investment income) for the seven-day period attributable to a hypothetical account having a balance of 1 subaccount unit.

ES   =  per unit expenses attributable to the hypothetical account for the seven-day period.

UV   =  the unit value for the first day of the seven-day period.

Effective Yield = (1 + ((NCS - ES)/UV))365/7 - 1

Where:

NCS = the net change in the value of the Investment Option (exclusive of realized gains or losses on the sale of securities and unrealized appreciation and depreciation and income other than investment income) for the seven-day period attributable to a hypothetical account having a balance of 1 subaccount unit.

ES   =  per unit expenses attributable to the hypothetical account for the seven-day period.

UV   =  the unit value for the first day of the seven-day period.

    The yield for the Money Market Subaccount will be lower than the yield for the Money Market Investment Option due to the charges and deductions imposed under the Contract.

    The current and effective yields of the Money Market Subaccount normally fluctuate on a daily basis and SHOULD NOT ACT AS AN INDICATION OR REPRESENTATION OF FUTURE YIELDS OR RATES OF RETURN. The actual yield is affected by:

        -   changes in interest rates on money market securities,

        -   the average portfolio maturity of the Money Market Investment
            Option,

        - the quality of portfolio securities held by this Investment Option, and

        -   the operating expenses of the Money Market Investment Option.

    Yields may also be presented for other periods of time.
--------------------------------------------------------------------------------

OTHER SUBACCOUNT YIELDS

    Advertisements and sales literature may quote the current annualized yield of one or more of the subaccounts (except the Money Market Subaccount) for a Contract for 30-day or one month periods. The annualized yield of a Subaccount refers to income generated by that Subaccount during a 30-day or one-month period which is assumed to be generated each period over a 12-month period.

    The yield is computed by:

        1) dividing net investment income of the Investment Option attributable to the subaccount units less subaccount expenses for the period; by

        2) the maximum offering price per unit on the last day of the period times the daily average number of units outstanding for the period; by

        3)  compounding that yield for a six-month period; and by

        4)  multiplying that result by 2.

    The annual administrative fee (deducted at the beginning of each Contract
    Year) and mortality and expense risk charge are included in expenses of the Subaccounts. For purposes of calculating the 30-day or one-month yield, an average administrative fee per dollar of Contract value is used to determine the amount of the charge attributable to the Subaccount for the 30-day or one-month period. The 30-day or one-month yield is calculated according to the following formula:

Yield = 2 X ((NI - ES)/(U X UV)) + 1) (to the power of "6") - 1

Where:

NI   =  net income of the Investment Option for the 30-day or one-month period attributable to the subaccount's units.

ES   =  expenses of the subaccount for the 30-day or one-month period.

U    =  the average number of units outstanding.

UV   =  the unit value at the close of the last day in the 30-day one-month period.

    The yield for each Subaccount will be lower than the yield for the corresponding Investment Option due to the various charges and deductions imposed under the Contract.

    The yield for each Subaccount normally will fluctuate over time and SHOULD NOT ACT AS AN INDICATION OR REPRESENTATION OF FUTURE YIELDS OR RATES OF RETURN. A Subaccount's actual yield is affected by the quality of portfolio securities held by the corresponding Investment Option and its operating expenses.

    The Surrender Charge is not considered in the yield calculation.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS


    Advertisements and sales literature may also quote average annual total returns for the Subaccounts for various periods of time, including periods before the Subaccounts were in existence. Total return figures are provided for each Subaccount for one, five and ten year periods. Average annual total returns may also be disclosed for other periods of time.



    Adjusted historic average annual total return quotations represent the average annual compounded rates of return that would equate an initial investment of $1,000 to the redemption value of that investment as of the last day of each of the periods for which total return quotations are provided. The last date of each period is the most recent month-end practicable.



    Adjusted historic average annual total returns for each Subaccount are calculated based on the assumption that they were in existence during the stated periods with the level of Contract charges which were in effect at the inception of each Subaccount. For purposes of calculating average annual total return, an average annual administrative fee per dollar of Contract value is used. The calculation also assumes surrender of the Contract at the end of the period. The total return will then be calculated according to the following formula:


TR = ((ERV/P)/N) - 1

Where:

TR   =  the average annual total return net of subaccount recurring charges.

ERV = the ending redeemable value (net of any applicable surrender charge) of the hypothetical account at the end of the period.

P    =  a hypothetical initial payment of $1,000.

N    =  the number of years in the period.



    The adjusted historic average annual total return information for the Subaccounts is as follows:



                                           FOR THE      FOR THE      FOR THE      FOR THE PERIOD
                                            1-YEAR       5-YEAR      10-YEAR       FROM DATE OF
                                            PERIOD       PERIOD       PERIOD       INCEPTION OF
                                            ENDED        ENDED        ENDED      INVESTMENT OPTION
SUBACCOUNT                                 12/31/98     12/31/98     12/31/98       TO 12/31/98
EquiTrust Variable Insurance Series Fund
  Value Growth(1)                          (31.98)%       0.65%        6.29%           4.13%
  High Grade Bond(1)                        (0.04)        5.48         7.64            7.87
  High Yield Bond(1)                        (0.67)        7.04         9.32            9.61
  Managed(1)                               (16.26)        5.27         8.77            8.06
  Money Market(2)                           (2.55)        2.87           --            3.22
  Blue Chip(3)                              11.36        18.24           --           17.93

T. Rowe Price Equity Series, Inc.
  Mid-Cap Growth(5)                         14.53           --           --           16.49
  New America Growth(4)                     10.96           --           --           20.65
  Personal Strategy Balanced(6)              6.77           --           --           16.51
T. Rowe Price International Series, Inc.
  International Stock(4)                     8.31           --           --            7.69
Fidelity Variable Insurance Products
Funds
  VIP Growth(7)                             31.94        19.79        17.86           15.82
  VIP Overseas(8)                            5.26         7.76         8.54            7.04
  VIP II Contrafund(9)                      22.43           --           --           26.32
  VIP II Index 500(10)                      20.76        21.77           --           19.68
  VIP III Growth & Income(11)               22.04           --           --           25.02

        (1) The Value Growth, High Grade Bond, High Yield Bond and Managed Portfolios commenced operations on October 17, 1987.


        (2)   The Money Market Portfolio commenced operations on February 20,
              1990.

        (3)   The Blue Chip Portfolio commenced operations on October 15, 1990.


        (4) The New America Growth and International Stock Portfolios commenced operations on March 31, 1994.


        (5) The Mid-Cap Growth Portfolio commenced operations on December 31, 1996.

        (6) The Personal Strategy Balanced Portfolio commenced operations on December 30, 1994.


        (7)   The Growth Portfolio commenced operations on October 9, 1986.



        (8)   The Overseas Portfolio commenced operations on January 28, 1987.



        (9)   The Contrafund Portfolios commenced operations on January 3, 1995.



        (10)  The Index 500 Portfolio commenced operations on August 27, 1992.



        (11) The Growth & Income Portfolio commenced operations on December 31, 1996.

--------------------------------------------------------------------------------

OTHER TOTAL RETURNS

    Advertisements and sales literature may also quote average annual total returns which do not reflect the Surrender Charge. These figures are calculated in the same manner as average annual total returns described above, however, the Surrender Charge is not taken into account at the end of the period.

    We may disclose cumulative total returns in conjunction with the standard formats described above. The cumulative total returns will be calculated using the following formula:

CTR = (ERV/P) - 1

Where:

CTR = The cumulative total return net of subaccount recurring charges for the period.

ERV = The ending redeemable value of the hypothetical investment at the end of the period.

P    =  A hypothetical single payment of $1,000.

--------------------------------------------------------------------------------

EFFECT OF THE ADMINISTRATIVE FEE ON PERFORMANCE DATA


    We apply an annual administrative charge of $30 on the Contract Date and on each Contract Anniversary prior to the retirement date. This charge is deducted from each Subaccount and the Declared Interest Option based on the proportion that each Subaccount's value bears to the total Cash Value. For purposes of reflecting the administrative fee in yield and total return quotations, this annual charge is converted into a per-dollar per-day charge based on the average value of all contracts in the Account on the last day of the period for which quotations are provided. The per-dollar per-day average charge is then adjusted to reflect the basis upon which the particular quotation is calculated.


--------------------------------------------------------------------------------

LEGAL MATTERS
--------------------------------------------------------------------------------


    All matters relating to Iowa law pertaining to the Contracts, including the validity of the Contracts and the Company's authority to issue the Contracts, have been passed upon by Stephen M. Morain, Esquire, Senior Vice President and General Counsel of the Company. Sutherland Asbill & Brennan LLP, Washington D.C. has provided advice on certain matters relating to the federal securities laws.

--------------------------------------------------------------------------------

EXPERTS
--------------------------------------------------------------------------------


    The Account's statement of net assets as of December 31, 1998 and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended and the consolidated balance sheets of the Company at December 31, 1998 and 1997 and the related consolidated statements of income, changes in stockholder's equity and cash flows for each of the three years in the period ended December 31, 1998, appearing herein, have been audited by Ernst & Young LLP, independent auditors, as set forth in their respective reports thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.


--------------------------------------------------------------------------------

OTHER INFORMATION
--------------------------------------------------------------------------------

    A registration statement has been filed with the SEC under the Securities Act of 1933 as amended, with respect to the Contract discussed in this Statement of Additional Information. Not all the information set forth in the registration statement, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information as to the contents of the Contract and other legal instruments are summaries. For a complete statement of the terms of these documents, reference is made to such instruments as filed.

--------------------------------------------------------------------------------

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    The Company's financial statements included in this Statement of Additional Information should be considered only as bearing on the Company's ability to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Account.

                         Report of Independent Auditors



The Board of Directors and Participants
Farm Bureau Life Insurance Company


We have audited the accompanying statement of net assets of Farm Bureau Life Annuity Account (comprised of the Value Growth, High Grade Bond, High Yield Bond, Managed, Money Market, and Blue Chip Subaccounts) as of December 31, 1998, the related statements of operations for the year then ended, and changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the mutual fund's transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Farm Bureau Life Annuity Account at December 31, 1998, and the results of its operations for the year then ended and changes in its net assets for each of the two years in the period then ended, in conformity with generally accepted accounting principles.

                                                             Ernst & Young LLP


Des Moines, Iowa
March 15, 1999

                        Farm Bureau Life Annuity Account

                            Statement of Net Assets

                               December 31, 1998


ASSETS
Investments in EquiTrust Variable Insurance Series Fund:
   Value Growth Subaccount:
     Value Growth Portfolio, 2,027,774 shares at net asset
       value of $9.50 per share (cost $25,522,527)                     $19,263,850
   High Grade Bond Subaccount:
     High Grade Bond Portfolio, 630,013 shares at net asset value
       of $10.19 per share (cost $6,320,994)                             6,419,830
   High Yield Bond Subaccount:
     High Yield Bond Portfolio, 811,464 shares at net asset value
       of $10.17 per share (cost $8,170,128)                             8,252,590
   Managed Subaccount:
     Managed Portfolio, 2,489,863 shares at net asset value of
       $11.45 per share (cost $31,036,112)                              28,508,935
   Money Market Subaccount:
     Money Market Portfolio, 2,337,620 shares at net asset value
       of $1.00 per share (cost $2,337,620)                              2,337,620
   Blue Chip Subaccount:
     Blue Chip Portfolio, 879,400 shares at net asset value of $36.87
       per share (cost $25,799,669)                                     32,423,492
                                                                       -----------

Total investments (cost $99,187,050)                                    97,206,317

LIABILITIES                                                                      -
                                                                       -----------
NET ASSETS                                                             $97,206,317
                                                                       -----------
                                                                       -----------

                                                                                         EXTENDED
                                                   UNITS             UNIT VALUE            VALUE
                                            --------------------------------------------------------
 Net assets are represented by:
   Value Growth Subaccount                    1,798,954.440607      $10.708359           $19,263,850
   High Grade Bond Subaccount                   478,226.393161       13.424249             6,419,830
   High Yield Bond Subaccount                   574,791.394312       14.357539             8,252,590
   Managed Subaccount                         2,135,009.594475       13.353071            28,508,935
   Money Market Subaccount                      196,131.265936       11.918652             2,337,620
   Blue Chip Subaccount                       1,405,038.490515       23.076586            32,423,492
                                                                                      --------------
Total net assets                                                                         $97,206,317
                                                                                      --------------
                                                                                      --------------


SEE ACCOMPANYING NOTES.

                        Farm Bureau Life Annuity Account

                            Statement of Operations

                          Year ended December 31, 1998


                                                                                        VALUE
                                                                                        GROWTH
                                                                    COMBINED          SUBACCOUNT
                                                                 --------------------------------
Net investment income (operating loss)
  Dividend income                                                   $   886,591      $    21,859
  Mortality and expense risk charges                                 (1,090,273)        (266,521)
                                                                    -----------      -----------
Net investment income (operating loss)                                 (203,682)        (244,662)

Net realized and unrealized gain (loss) on investments:
  Net realized gain (loss) from investment transactions                (306,200)        (413,096)
  Change in unrealized appreciation/depreciation of
    investments                                                      (4,817,707)      (5,868,067)
                                                                    -----------      -----------
Net gain (loss) on investments                                       (5,123,907)      (6,281,163)
                                                                    -----------      -----------
Net increase (decrease) in net assets resulting from
  operations                                                        $(5,327,589)     $(6,525,825)
                                                                    -----------      -----------
                                                                    -----------      -----------


SEE ACCOMPANYING NOTES.

                        Farm Bureau Life Annuity Account

                          Year ended December 31, 1998


                                                            HIGH GRADE    HIGH YIELD                      MONEY
                                                               BOND          BOND         MANAGED         MARKET       BLUE CHIP
                                                            SUBACCOUNT    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                                           -----------------------------------------------------------------------
Net investment income (operating loss)
  Dividend income                                            $303,749      $461,158     $    16,334       $80,474      $    3,017
  Mortality and expense risk charges                          (58,483)      (81,444)       (341,372)      (20,384)       (322,069)
                                                            ---------     ---------     -----------      --------      ----------
Net investment income (operating loss)                        245,266       379,714        (325,038)       60,090        (319,052)

Net realized and unrealized gain (loss) on investments:
  Net realized gain (loss) from investment transactions         9,120         6,450        (111,187)            -         202,513
  Change in unrealized appreciation/depreciation of
    investments                                                27,507       (37,204)     (2,657,109)            -       3,717,166
                                                            ---------     ---------     -----------      --------      ----------
Net gain (loss) on investments                                 36,627       (30,754)     (2,768,296)            -       3,919,679
                                                            ---------     ---------     -----------      --------      ----------
Net increase (decrease) in net assets resulting from
  operations                                                 $281,893      $348,960     $(3,093,334)      $60,090      $3,600,627
                                                            ---------     ---------     -----------      --------      ----------
                                                            ---------     ---------     -----------      --------      ----------

                        Farm Bureau Life Annuity Account

                      Statements of Changes in Net Assets


                                                          COMBINED                  VALUE GROWTH SUBACCOUNT
                                               --------------------------------  -------------------------------
                                                   YEAR ENDED DECEMBER 31            YEAR ENDED DECEMBER 31
                                                     1998            1997             1998            1997
                                               --------------------------------  -------------------------------
Operations:
   Net investment income (operating loss)         $  (203,682)     $ 4,226,712      $  (244,662)    $ 1,892,626
   Net realized gain (loss) from investment
     transactions                                    (306,200)         606,318         (413,096)         79,947
   Change in unrealized appreciation/
     depreciation of investments                   (4,817,707)         519,543       (5,868,067)     (1,205,412)
                                                  -----------      -----------      -----------     -----------
Net increase (decrease) in net assets
   resulting from operations                       (5,327,589)       5,352,573       (6,525,825)        767,161

Capital share transactions:
   Transfers of net premiums                       36,212,961       29,782,855        2,825,684       2,802,538
   Transfers of surrenders and death benefits      (5,773,481)      (3,313,912)      (1,226,895)     (1,237,120)
   Transfers of administrative charges               (125,995)         (71,157)         (35,908)        (23,653)
   Transfers between subaccounts, including
     fixed interest subaccount                      1,817,639        2,646,059        2,979,423       7,424,437
                                                  -----------      -----------      -----------     -----------
Net increase in net assets resulting from
   capital share transactions                      32,131,124       29,043,845        4,542,304       8,966,202
                                                  -----------      -----------      -----------     -----------
Total increase (decrease) in net assets            26,803,535       34,396,418       (1,983,521)      9,733,363

Net assets at beginning of year                    70,402,782       36,006,364       21,247,371      11,514,008
                                                  -----------      -----------      -----------     -----------
Net assets at end of year                         $97,206,317      $70,402,782      $19,263,850     $21,247,371
                                                  -----------      -----------      -----------     -----------
                                                  -----------      -----------      -----------     -----------

                        Farm Bureau Life Annuity Account

                                                     HIGH GRADE BOND           HIGH YIELD BOND
                                                       SUBACCOUNT                SUBACCOUNT                 MANAGED SUBACCOUNT
                                                ------------------------   -------------------------   ----------------------------
                                                 YEAR ENDED DECEMBER 31     YEAR ENDED DECEMBER 31       YEAR ENDED DECEMBER 31
                                                   1998           1997        1998          1997          1998            1997
                                                ------------------------   -------------------------   ----------------------------
Operations:
   Net investment income (operating loss)       $  245,266   $  131,052     $  379,714   $  260,157     $  (325,038)   $ 1,807,606
   Net realized gain (loss) from investment
     transactions                                    9,120          521          6,450       17,856        (111,187)       110,938
   Change in unrealized appreciation/
     depreciation of investments                    27,507       71,860        (37,204)      93,347      (2,657,109)      (388,555)
                                                ----------   ----------     ----------   ----------     -----------    -----------
Net increase (decrease) in net assets
   resulting from operations                       281,893      203,433        348,960      371,360      (3,093,334)     1,529,989

Capital share transactions:
   Transfers of net premiums                     1,170,895      348,419      1,190,386      337,381       4,257,432      2,762,109
   Transfers of surrenders and death benefits     (401,478)     (97,706)      (572,368)    (416,329)     (1,740,578)    (1,154,566)
   Transfers of administrative charges              (4,302)      (2,836)        (7,180)      (4,597)        (38,813)       (21,902)
   Transfers between subaccounts, including
     fixed interest subaccount                   2,254,649      843,082      2,962,751      853,144       5,610,343      8,559,219
                                                ----------   ----------     ----------   ----------     -----------    -----------
Net increase in net assets resulting from
   capital share transactions                    3,019,764    1,090,959      3,573,589      769,599       8,088,384     10,144,860
                                                ----------   ----------     ----------   ----------     -----------    -----------
Total increase (decrease) in net assets          3,301,657    1,294,392      3,922,549    1,140,959       4,995,050     11,674,849

Net assets at beginning of year                  3,118,173    1,823,781      4,330,041    3,189,082      23,513,885     11,839,036
                                                ----------   ----------     ----------   ----------     -----------    -----------
Net assets at end of year                       $6,419,830   $3,118,173     $8,252,590   $4,330,041     $28,508,935    $23,513,885
                                                ----------   ----------     ----------   ----------     -----------    -----------
                                                ----------   ----------     ----------   ----------     -----------    -----------

                        Farm Bureau Life Annuity Account

                                                  MONEY MARKET SUBACCOUNT            BLUE CHIP SUBACCOUNT
                                               -------------------------------  -------------------------------
                                                   YEAR ENDED DECEMBER 31           YEAR ENDED DECEMBER 31
                                                    1998            1997             1998            1997
                                               -------------------------------  -------------------------------
Operations:
   Net investment income (operating loss)        $     60,090    $     49,704      $  (319,052)    $    85,567
   Net realized gain from investment
     transactions                                           -               -          202,513         397,056
   Change in unrealized appreciation/
     depreciation of investments                            -               -        3,717,166       1,948,303
                                                 -------------   ------------      -----------     -----------
Net increase in net assets resulting from
   operations                                          60,090          49,704        3,600,627       2,430,926

Capital share transactions:
   Transfers of net premiums                       21,323,035      21,183,345        5,445,529       2,349,063
   Transfers of surrenders and death benefits        (118,405)        (42,253)      (1,713,757)       (365,938)
   Transfers of administrative charges                 (1,064)           (596)         (38,728)        (17,573)
   Transfers between subaccounts, including
     fixed interest subaccount                    (20,116,906)    (21,085,283)       8,127,379       6,051,460
                                                 -------------   ------------      -----------     -----------
Net increase in net assets resulting from
   capital share transactions                       1,086,660          55,213       11,820,423       8,017,012
                                                 -------------   ------------      -----------     -----------
Total increase in net assets                        1,146,750         104,917       15,421,050      10,447,938

Net assets at beginning of year                     1,190,870       1,085,953       17,002,442       6,554,504
                                                 -------------   ------------      -----------     -----------
Net assets at end of year                        $  2,337,620    $  1,190,870      $32,423,492     $17,002,442
                                                 -------------   ------------      -----------     -----------
                                                 -------------   ------------      -----------     -----------


SEE ACCOMPANYING NOTES.

                        Farm Bureau Life Annuity Account

                         Notes to Financial Statements

                               December 31, 1998



1. SIGNIFICANT ACCOUNTING POLICIES

Farm Bureau Life Annuity Account (the Account) is a unit investment trust registered under the Investment Company Act of 1940. The Account was established as a separate investment account within Farm Bureau Life Insurance Company (the Company) to fund flexible premium deferred variable annuity insurance policies.

The Account has six separate subaccounts, each of which invests solely, as directed by contract owners, in a different portfolio of EquiTrust Variable Insurance Series Fund (the Fund), an open-end, diversified management investment company sponsored by the Company. Contract owners also may direct investments to a fixed interest subaccount held in the general assets of the Company.

In 1999, the Account will establish nine new subaccounts, each of which will invest solely, as directed by contract owners, in a different portfolio of T. Rowe Price Equity Series, Inc., T. Rowe Price International Series and Fidelity Variable Insurance Products Funds.

Investments in shares of the Fund are stated at market value, which is the closing net asset value per share as determined by the Fund. The average cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation on investments. Dividends paid to the Account are automatically reinvested in shares of the Fund on the payable date.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS

The preparation of the Account's financial statements and accompanying notes requires management to make estimates and assumptions that affect the amounts reported and disclosed. These estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed in the financial statements and accompanying notes.

2. EXPENSE CHARGES

The Account pays the Company certain amounts relating to the distribution and administration of the policies funded by the Account and as reimbursement for certain mortality and other risks assumed by the Company. The following summarizes those amounts.

MORTALITY AND EXPENSE RISK CHARGE: The Company deducts a daily mortality and expense risk charge from the Account at an effective annual rate of 1.25% of the average daily net asset value of the Account. These charges are assessed in return for the Company's assumption of risks associated with adverse mortality experience or excess administrative expenses in connection with policies issued.

                        Farm Bureau Life Annuity Account

2. EXPENSE CHARGES (CONTINUED)

ADMINISTRATIVE CHARGE: Prior to the annuity payment period, the Company will deduct an annual administrative charge of $30 to reimburse it for administrative expenses related to the contract. A portion of this charge may be deducted from funds held in the fixed interest subaccount.

SURRENDER CHARGE: A surrender charge is imposed in the event of a full or partial surrender during the first six contract years. During the second through sixth contract years, this charge is not assessed on the first 10% of cash value surrendered. The amount charged is 6% of the amount surrendered during the first contract year and declines by 1% in each of the next five contract years. No surrender charge is deducted if the partial surrender or surrender occurs after six full contract years.

3. FEDERAL INCOME TAXES

The operations of the Account form a part of, and are taxed with, operations of the Company, which is taxed as a life insurance company under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the Account's net investment income or net realized gain on investments. Accordingly, no charge for income tax is currently being made to the Account. If such taxes are incurred by the Company in the future, a charge to the Account may be assessed.

4. INVESTMENT TRANSACTIONS

The aggregate cost of investment securities purchased and proceeds from investment securities sold by subaccount are as follows:

                                                              YEAR ENDED DECEMBER 31
                                                     1998                               1997
                                        --------------------------------  ---------------------------------
                                           PURCHASES         SALES           PURCHASES         SALES
                                        --------------------------------  ---------------------------------
   Value Growth Subaccount                 $ 6,338,103    $ 2,040,461        $12,215,703    $ 1,356,875
   High Grade Bond Subaccount                3,775,676        510,646          1,521,372        299,361
   High Yield Bond Subaccount                4,717,878        764,575          2,282,855      1,253,099
   Managed Subaccount                        9,887,040      2,123,694         13,390,437      1,437,971
   Money Market Subaccount                  14,905,897     13,759,147         16,257,452     16,152,535
   Blue Chip Subaccount                     12,813,433      1,312,062         10,133,454      2,030,875
                                           -----------    -----------        -----------    -----------
   Combined                                $52,438,027    $20,510,585        $55,801,273    $22,530,716
                                           -----------    -----------        -----------    -----------
                                           -----------    -----------        -----------    -----------

                        Farm Bureau Life Annuity Account

5. SUMMARY OF CHANGES FROM UNIT TRANSACTIONS

Transactions in units of each subaccount were as follows:

                                            UNITS SOLD                  UNITS REDEEMED                NET INCREASE
                                    ----------------------------  ---------------------------  ----------------------------
                                       UNITS         AMOUNT          UNITS        AMOUNT          UNITS         AMOUNT
                                    ----------------------------  ---------------------------  ----------------------------
YEAR ENDED DECEMBER 31, 1998
Value Growth Subaccount                 467,209       6,322,131      148,713      1,779,827        318,496      4,542,304
High Grade Bond Subaccount              265,740       3,472,895       34,230        453,131        231,510      3,019,764
High Yield Bond Subaccount              304,949       4,256,719       48,546        683,130        256,403      3,573,589
Managed Subaccount                      675,477       9,870,694      127,868      1,782,310        547,609      8,088,384
Money Market Subaccount               1,270,274      14,825,422    1,177,782     13,738,762         92,492      1,086,660
Blue Chip Subaccount                    586,368      12,810,385       46,848        989,962        539,520     11,820,423
                                    -----------     -----------    ---------    -----------     ----------     ----------
Combined                              3,570,017      51,558,246    1,583,987     19,427,122      1,986,030     32,131,124
                                    -----------     -----------    ---------    -----------     ----------     ----------
                                    -----------     -----------    ---------    -----------     ----------     ----------
YEAR ENDED DECEMBER 31, 1997
Value Growth Subaccount                 718,492     $10,103,031       80,058   $  1,136,829        638,434   $  8,966,202
High Grade Bond Subaccount              112,250       1,362,829       22,781        271,870         89,469      1,090,959
High Yield Bond Subaccount              153,849       1,978,417       95,173      1,208,818         58,676        769,599
Managed Subaccount                      796,561      11,363,232       83,238      1,218,372        713,323     10,144,860
Money Market Subaccount               1,438,716      16,230,410    1,433,258     16,175,197          5,458         55,213
Blue Chip Subaccount                    545,580       9,897,356      100,260      1,880,344        445,320      8,017,012
                                    -----------     -----------    ---------    -----------     ----------     ----------
Combined                              3,765,448     $50,935,275    1,814,768    $21,891,430      1,950,680    $29,043,845
                                    -----------     -----------    ---------    -----------     ----------     ----------
                                    -----------     -----------    ---------    -----------     ----------     ----------

6. NET ASSETS

The Account has an unlimited number of units of beneficial interest authorized with no par value. Net assets as of December 31, 1998 consisted of:

                                              VALUE      HIGH GRADE   HIGH YIELD                   MONEY
                                              GROWTH        BOND         BOND        MANAGED       MARKET     BLUE CHIP
                               COMBINED     SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                             --------------------------------------------------------------------------------------------
Paid-in capital                $90,875,379  $22,685,731   $5,749,104   $7,046,180   $27,930,334   $2,185,157  $25,278,873
Accumulated undistributed
   net investment income         8,617,871    3,249,892      562,770    1,117,498     3,216,965      152,463      318,283
Accumulated undistributed
   net realized gain (loss)
   from investment
   transactions                   (306,200)    (413,096)       9,120        6,450      (111,187)           -      202,513
Net unrealized appreciation
   (depreciation) of
   investments                  (1,980,733)  (6,258,677)      98,836       82,462    (2,527,177)           -    6,623,823
                               ------------ ------------  ----------   ----------   ------------  ----------  -----------
Net assets                     $97,206,317  $19,263,850   $6,419,830   $8,252,590   $28,508,935   $2,337,620  $32,423,492
                               ------------ ------------  ----------   ----------   ------------  ----------  -----------
                               ------------ ------------  ----------   ----------   ------------  ----------  -----------

                         REPORT OF INDEPENDENT AUDITORS

The Board of Directors and Stockholder
Farm Bureau Life Insurance Company

We have audited the accompanying consolidated balance sheets of Farm Bureau Life Insurance Company as of December 31, 1998 and 1997, and the related consolidated statements of income, changes in stockholder's equity, and cash flows for each of the three years in the period ended December 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Farm Bureau Life Insurance Company at December 31, 1998 and 1997, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 1998, in conformity with generally accepted accounting principles.

                                          /s/ Ernst & Young LLP

Des Moines, Iowa
February 15, 1999

                       FARM BUREAU LIFE INSURANCE COMPANY
                          CONSOLIDATED BALANCE SHEETS
                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                            DECEMBER 31,
                                                    -----------------------------
                                                        1998            1997
                                                    -------------   -------------
ASSETS
Investments:
  Fixed maturities:
    Held for investment, at amortized cost
      (market: 1998--$422,617; 1997-- $541,332)     $     403,306   $     522,411
    Available for sale, at market (amortized cost:
      1998--$1,404,145; 1997-- $1,218,469)              1,471,172       1,286,169
  Equity securities, at market (cost:
    1998--$36,183; 1997--$54,861)                          31,980          51,268
  Mortgage loans on real estate                           227,335         253,093
  Investment real estate, less allowances for
    depreciation of $4,064 in 1998 and $2,507 in
    1997                                                   39,812          38,774
  Policy loans                                             89,325          90,052
  Other long-term investments                               6,236           9,989
  Short-term investments                                   70,090          23,853
                                                    -------------   -------------
Total investments                                       2,339,256       2,275,609

Cash and cash equivalents                                   1,609           1,678
Securities and indebtedness of related parties             64,570          63,394
Accrued investment income                                  25,666          25,340
Accounts and notes receivable                                 331             703
Amounts receivable from affiliates                          3,635           6,686
Reinsurance recoverable                                     2,178           3,934
Deferred policy acquisition costs                         172,610         157,096
Property and equipment, less allowances for
  depreciation of $2,871 in 1998 and $18,330 in
  1997                                                      9,953          32,518
Current income taxes recoverable                            9,660          10,349
Goodwill, less accumulated amortization of $3,484
  in 1998 and $2,792 in 1997                                9,948          10,640
Other assets                                                4,529           7,443
Assets held in separate accounts                          190,111         138,409
                                                    -------------   -------------
Total assets                                        $   2,834,056   $   2,733,799
                                                    -------------   -------------
                                                    -------------   -------------

                                                            DECEMBER 31,
                                                    -----------------------------
                                                        1998            1997
                                                    -------------   -------------
LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
  Policy liabilities and accruals:
    Future policy benefits:
      Interest sensitive products                   $   1,183,052   $   1,172,881
      Traditional life insurance and accident and
        health products                                   582,447         576,405
      Unearned revenue reserve                             25,053          23,341
    Other policy claims and benefits                        6,923           7,091
                                                    -------------   -------------
                                                        1,797,475       1,779,718
  Other policyholders' funds:
    Supplementary contracts without life
      contingencies                                       138,969         129,389
    Advance premiums and other deposits                    66,296          66,626
    Accrued dividends                                      11,802          12,107
                                                    -------------   -------------
                                                          217,067         208,122
  Long-term debt                                               71              77
  Amounts payable to affiliates                               106              --
  Deferred income taxes                                    47,593          45,123
  Other liabilities                                        60,923          29,639
  Liabilities related to separate accounts                190,111         138,409
                                                    -------------   -------------
Total liabilities                                       2,313,346       2,201,088

Commitments and contingencies

Stockholder's equity:
  Preferred stock, 7 1/2% cumulative, par value
    $50.00 per share--authorized 6,000 shares                  --              --
  Common stock, par value $50.00 per
    share--authorized 994,000 shares, issued and
    outstanding 50,000 shares                               2,500           2,500
  Additional paid-in capital                               55,225          55,285
  Accumulated other comprehensive income                   38,548          38,719
  Retained earnings                                       424,437         436,207
                                                    -------------   -------------
Total stockholder's equity                                520,710         532,711
                                                    -------------   -------------
Total liabilities and stockholder's equity          $   2,834,056   $   2,733,799
                                                    -------------   -------------
                                                    -------------   -------------

SEE ACCOMPANYING NOTES.

                       FARM BUREAU LIFE INSURANCE COMPANY
                       CONSOLIDATED STATEMENTS OF INCOME
                             (DOLLARS IN THOUSANDS)

                                                               YEAR ENDED DECEMBER 31,
                                                    ---------------------------------------------
                                                        1998            1997            1996
                                                    -------------   -------------   -------------
Revenues:
  Interest sensitive product charges                $      41,520   $      37,802   $      33,755
  Traditional life insurance and accident and
    health premiums                                        60,725          61,675          61,611
  Net investment income                                   179,499         174,763         166,422
  Realized gains (losses) on investments                   (5,646)         38,639          54,454
  Realized gain on dividend of home office
    properties                                              8,346              --              --
  Other income                                              1,755           4,968           9,588
                                                    -------------   -------------   -------------
    Total revenues                                        286,199         317,847         325,830
Benefits and expenses:
  Interest sensitive product benefits                      94,456          95,052          90,720
  Traditional life insurance and accident and
    health benefits                                        44,987          42,121          42,370
  Increase in traditional life and accident and
    health future policy benefits                           7,314          15,107          13,679
  Distributions to participating policyholders             22,020          22,784          23,725
  Underwriting, acquisition and insurance expenses         49,567          48,380          45,714
  Interest expense                                              8               9             425
  Other expenses                                            1,325           1,149           5,515
                                                    -------------   -------------   -------------
    Total benefits and expenses                           219,677         224,602         222,148
                                                    -------------   -------------   -------------
                                                           66,522          93,245         103,682
Income taxes                                              (20,291)        (31,579)        (34,156)
Equity income, net of related income taxes                  1,093           1,908           4,138
                                                    -------------   -------------   -------------
Net income                                          $      47,324   $      63,574   $      73,664
                                                    -------------   -------------   -------------
                                                    -------------   -------------   -------------

SEE ACCOMPANYING NOTES.

                       FARM BUREAU LIFE INSURANCE COMPANY
           CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDER'S EQUITY
                             (DOLLARS IN THOUSANDS)


                                                                                     ACCUMULATED
                                                                     ADDITIONAL         OTHER                           TOTAL
                                                       COMMON          PAID-IN      COMPREHENSIVE     RETAINED      STOCKHOLDER'S
                                                        STOCK          CAPITAL         INCOME         EARNINGS         EQUITY
                                                    -------------   -------------   -------------   -------------   -------------
Balance at January 1, 1996                          $      2,500    $     50,426    $     34,146    $     353,324   $    440,396
  Comprehensive income:
    Net income for 1996                                       --              --              --           73,664         73,664
    Change in net unrealized investment gains/
      losses                                                  --              --          (7,819)              --         (7,819)
  Total comprehensive income                                                                                              65,845
  Adjustment resulting from capital transaction of
    equity investee                                           --           4,859              --               --          4,859
  Dividend of FBL Financial Services, Inc. to
    parent                                                    --              --              --          (15,096)       (15,096)
  Cash dividend paid to parent                                --              --              --           (5,000)        (5,000)
                                                          ------    -------------   -------------   -------------   -------------
Balance at December 31, 1996                        $      2,500    $     55,285    $     26,327    $     406,892   $    491,004
  Comprehensive income:
    Net income for 1997                                       --              --              --           63,574         63,574
    Change in net unrealized investment gains/
      losses                                                  --              --          12,392               --         12,392
  Total comprehensive income                                                                                              75,966
  Cash dividends paid to parent                               --              --              --          (33,000)       (33,000)
  Other                                                       --              --              --           (1,259)        (1,259)
                                                          ------    -------------   -------------   -------------   -------------
Balance at December 31, 1997                        $      2,500    $     55,285    $     38,719    $     436,207   $    532,711
  Comprehensive income:
    Net income for 1998                                       --              --              --           47,324         47,324
    Change in net unrealized investment gains/
      losses                                                  --              --            (171)              --           (171)
                                                                                                                    -------------
  Total comprehensive income                                                                                              47,153
  Adjustment resulting from capital transactions
    of equity investee                                        --             (60)             --               --            (60)
  Dividend of home office properties to parent                --              --              --          (45,650)       (45,650)
  Cash dividends paid to parent                               --              --              --          (13,444)       (13,444)
                                                          ------    -------------   -------------   -------------   -------------
Balance at December 31, 1998                        $      2,500    $     55,225    $     38,548    $     424,437   $    520,710
                                                          ------    -------------   -------------   -------------   -------------
                                                          ------    -------------   -------------   -------------   -------------


SEE ACCOMPANYING NOTES.

                       FARM BUREAU LIFE INSURANCE COMPANY
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                             (DOLLARS IN THOUSANDS)


                                                               YEAR ENDED DECEMBER 31,
                                                    ---------------------------------------------
                                                        1998            1997            1996
                                                    -------------   -------------   -------------
OPERATING ACTIVITIES
Net income                                          $      47,324   $      63,574   $      73,664
Adjustments to reconcile net income to net cash
  provided by operating activities:
    Adjustments related to interest sensitive
      products:
    Interest credited to account balances                  80,885          82,821          80,867
    Charges for mortality and administration              (41,282)        (38,134)        (35,050)
    Deferral of unearned revenues                           2,464           2,266           1,825
    Amortization of unearned revenue reserve                 (875)           (779)           (530)
  Provision for depreciation and amortization              (1,833)          3,088           5,906
  Net gains related to investments held by
    broker-dealer and investment company
    subsidiaries                                               --          (1,223)         (3,125)
  Realized losses (gains) on investments                    5,646         (38,639)        (54,454)
  Realized gain on dividend of home office
    properties                                             (8,346)             --              --
  Increase in traditional life and accident and
    health benefit accruals                                 7,241          15,198          13,646
  Policy acquisition costs deferred                       (23,208)        (22,334)        (18,561)
  Amortization of deferred policy acquisition
    costs                                                   8,747           7,760           7,271
  Provision for deferred income taxes                       2,596          (5,172)          6,310
  Other                                                    24,175         (12,545)          8,635
                                                    -------------   -------------   -------------
Net cash provided by operating activities                 103,534          55,881          86,404

INVESTING ACTIVITIES
Sale, maturity or repayment of investments:
  Fixed maturities--held for investment                   122,549          40,460          33,212
  Fixed maturities--available for sale                    227,394         250,842         222,093
  Equity securities                                        21,340         109,641         101,937
  Mortgage loans on real estate                            61,343          38,725          21,977
  Investment real estate                                    1,088               6           4,829
  Policy loans                                             22,118          21,002          20,092
  Other long-term investments                                 278              52          10,404
  Short-term investments--net                                  --          41,061              --
                                                    -------------   -------------   -------------
                                                          456,110         501,789         414,544

Acquisition of investments:
  Fixed maturities--held for investment                        --              --         (38,472)
  Fixed maturities--available for sale                   (412,148)       (363,560)       (374,808)
  Equity securities                                        (4,998)        (45,520)        (28,824)
  Mortgage loans on real estate                           (35,512)        (56,571)        (40,601)
  Investment real estate                                   (3,096)        (10,142)         (4,988)
  Policy loans                                            (21,391)        (22,114)        (20,506)
  Other long-term investments                                  --          (1,936)           (535)
  Short-term investments--net                             (46,237)             --         (30,249)
                                                    -------------   -------------   -------------
                                                         (523,382)       (499,843)       (538,983)
Proceeds from disposal, repayments of advances and
  other distributions from equity investees                 5,656          16,084          36,265
Investments in and advances to equity investees            (5,505)        (41,018)        (10,396)
Net cash paid for acquisitions                                 --          (9,694)             --
Net purchases of property and equipment and other          (3,180)            (28)         (7,062)
                                                    -------------   -------------   -------------
Net cash used in investing activities                     (70,301)        (32,710)       (105,632)

                       FARM BUREAU LIFE INSURANCE COMPANY
               CONSOLIDATED STATEMENTS OF CASH FLOWS (CONTINUED)
                             (DOLLARS IN THOUSANDS)


                                                               YEAR ENDED DECEMBER 31,
                                                    ---------------------------------------------
                                                        1998            1997            1996
                                                    -------------   -------------   -------------
FINANCING ACTIVITIES
Receipts from interest sensitive and variable
  products credited to policyholder account
  balances                                          $     223,989   $     220,437   $     181,148
Return of policyholder account balances on
  interest sensitive and variable products               (243,841)       (210,728)       (153,784)
Repayments of long-term debt                                   (6)             (4)         (1,199)
Dividends paid                                            (13,444)        (33,000)         (5,135)
                                                    -------------   -------------   -------------
Net cash provided by (used in) financing
  activities                                              (33,302)        (23,295)         21,030
                                                    -------------   -------------   -------------
Increase (decrease) in cash and cash equivalents              (69)           (124)          1,802
Cash and cash equivalents at beginning of year              1,678           1,802              --
                                                    -------------   -------------   -------------
Cash and cash equivalents at end of year            $       1,609   $       1,678   $       1,802
                                                    -------------   -------------   -------------
                                                    -------------   -------------   -------------

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Cash paid during the year for:
  Interest                                          $           7   $           8   $         415
  Income taxes                                             17,571          48,876          17,694

SEE ACCOMPANYING NOTES.

                       FARM BUREAU LIFE INSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING POLICIES

NATURE OF BUSINESS

Farm Bureau Life Insurance Company (the Company), a wholly-owned subsidiary of FBL Financial Group, Inc., operates predominantly in the life insurance industry. The Company currently markets individual life insurance policies and annuity contracts to Farm Bureau members and other individuals and businesses in 14 midwestern and western states. Variable insurance and annuity contracts are also marketed in other states through alliances with other insurance companies and a regional broker/dealer.

Prior to May 31, 1996, the Company owned 100% of the outstanding common stock of FBL Financial Services, Inc., a holding company which, through its subsidiaries, provided investment advisory, marketing and distribution, and leasing services. On May 31, 1996, the common stock of FBL Financial Services, Inc. was transferred to FBL Financial Group, Inc. in the form of a dividend. FBL Financial Services, Inc. had investments of $6.1 million, property and equipment of $26.1 million, other assets of $3.3 million, long-term debt of $11.3 million and other liabilities of $8.8 million on the date of the dividend.

CONSOLIDATION

The consolidated financial statements include the financial statements of the Company and its direct and indirect subsidiaries. All significant intercompany transactions have been eliminated.

INVESTMENTS

FIXED MATURITIES AND EQUITY SECURITIES

Fixed maturity securities, comprised of bonds and redeemable preferred stocks, that the Company has the positive intent and ability to hold to maturity are designated as "held for investment." Held for investment securities are reported at cost adjusted for amortization of premiums and discounts. Changes in the market value of these securities, except for declines that are other than temporary, are not reflected in the Company's financial statements. Fixed maturity securities which may be sold are designated as "available for sale." Available for sale securities are reported at market value and unrealized gains and losses on these securities are included directly in stockholder's equity as a component of accumulated other comprehensive income. The unrealized gains and losses included in accumulated other comprehensive income are reduced by a provision for deferred income taxes and adjustments to deferred policy acquisition costs and unearned revenue reserve that would have been required as a charge or credit to income had such amounts been realized. Premiums and discounts are amortized/accrued using methods which result in a constant yield over the securities' expected lives. Amortization/accrual of premiums and discounts on mortgage and asset-backed securities incorporates prepayment assumptions to estimate the securities' expected lives.

Equity securities, comprised of common and non-redeemable preferred stocks, are reported at market value. The change in unrealized appreciation and depreciation of equity securities is included directly in stockholder's equity, net of any related deferred income taxes, as a component of accumulated other comprehensive income.

MORTGAGE LOANS ON REAL ESTATE

Mortgage loans on real estate are reported at cost adjusted for amortization of premiums and accrual of discounts. If the value of any mortgage loan is determined to be impaired (i.e., when it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement), the carrying value of the mortgage loan is reduced to its fair value, which may be based upon the present value of expected future cash flows from the loan (discounted at the loan's effective interest rate), or the fair value of the underlying collateral. The carrying value of impaired loans is reduced by the establishment of a valuation allowance, changes to which are recognized as realized gains or losses on investments. Interest income on impaired loans is recorded on a cash basis.

                       FARM BUREAU LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

1.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
OTHER INVESTMENTS

Investment real estate is reported at cost less allowances for depreciation. Policy loans are reported at unpaid principal balance. Short-term investments are reported at cost adjusted for amortization of premiums and accrual of discounts.

Other long-term investments include certain nontraditional investments and securities held by a subsidiary engaged in the venture capital investment company industry. Nontraditional investments include a debt-related instrument and investment deposits which are reported at cost. In accordance with accounting practices for the investment company industry, marketable securities held by a subsidiary in this industry are valued at market value if readily marketable or at fair value, as determined by the Board of Directors of the subsidiary, if not readily marketable. The resulting difference between cost and market is included in the statements of income as net investment income. Realized gains and losses are also reported as a component of net investment income. The Company recorded transfers from its venture capital subsidiary, which was dissolved during 1997, at fair value on the date of transfer, establishing a new cost basis for the security.

Securities and indebtedness of related parties include investments in partnerships and corporations over which the Company may exercise significant influence. Such investments are accounted for using the equity method. Changes in the value of the Company's investment in equity investees attributable to capital transactions of the investee, such as an additional offering of stock, are recorded directly to stockholder's equity. Securities and indebtedness of related parties also includes advances and loans to the partnerships and corporations which are principally reported at cost.

REALIZED GAINS AND LOSSES ON INVESTMENTS

The carrying values of all the Company's investments are reviewed on an ongoing basis for credit deterioration, and if this review indicates a decline in market value that is other than temporary, the Company's carrying value in the investment is reduced to its estimated realizable value (the sum of the estimated nondiscounted cash flows for securities or fair value for mortgage loans on real estate) and a specific writedown is taken. Such reductions in carrying value are recognized as realized losses on investments. Realized gains and losses on sales are determined on the basis of specific identification of investments. If the Company expects that an issuer of a security will modify its payment pattern from contractual terms but no writedown is required, future investment income is recognized at the rate implicit in the calculation of net realizable value under the expected payment pattern.

MARKET VALUES

Market values of fixed maturity securities are reported based on quoted market prices, where available. Market values of fixed maturity securities not actively traded in a liquid market are estimated using a matrix calculation assuming a spread (based on interest rates and a risk assessment of the bonds) over U.S. Treasury bonds. Market values of redeemable preferred stock and equity securities are based on the latest quoted market prices, or for those not readily marketable, generally at values which are representative of the market values of comparable issues.

CASH AND CASH EQUIVALENTS

For purposes of the consolidated statements of cash flows, the Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.

DEFERRED POLICY ACQUISITION COSTS

To the extent recoverable from future policy revenues and gross profits, certain costs of acquiring new insurance business, principally commissions and other expenses related to the production of new business, have been deferred. For participating traditional life insurance and interest sensitive products (principally

                       FARM BUREAU LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) universal life insurance policies and annuity contracts), these costs are being amortized generally in proportion to expected gross profits (after dividends to policyholders, if applicable) from surrender charges and investment, mortality, and expense margins. That amortization is adjusted retrospectively when estimates of current or future gross profits/margins (including the impact of investment gains and losses) to be realized from a group of products are revised. For nonparticipating traditional life and accident and health insurance products, these costs are amortized over the premium paying period of the related policies, in proportion to the ratio of annual premium revenues to total anticipated premium revenues. Such anticipated premium revenues are estimated using the same assumptions used for computing liabilities for future policy benefits.

PROPERTY AND EQUIPMENT

Property and equipment, comprised primarily of home office properties (prior to March 30, 1998, see below), furniture, equipment and capitalized software costs, are reported at cost less allowances for depreciation and amortization. Depreciation and amortization expense are computed primarily using the straight-line method over the estimated useful lives of the assets. Depreciation and amortization expense for 1998, 1997 and 1996 were $1.8 million, $2.3 million and $5.1 million, respectively.

On March 30, 1998, the Company transferred its home office properties to its parent in the form of a dividend. The fair value of the properties, which served as the basis for the transaction, was $45.7 million and the book value was $24.7 million. The Company is leasing a portion of the properties back from its parent under a sublease arrangement. Of the $21.0 million gain on the transaction, $8.3 million was recognized in the 1998 statement of income and $12.7 million was deferred and is being amortized over the term of the operating lease.

GOODWILL

Goodwill represents the excess of the fair value of assets exchanged over the net assets acquired. Goodwill is generally being amortized on a straight-line basis over a period of 20 years. The carrying value of goodwill is regularly reviewed for indicators of impairment in value, which in the view of management are other than temporary. If facts and circumstances suggest that goodwill is impaired, the Company assesses the fair value of the underlying business and reduces goodwill to an amount that results in the book value of the underlying business approximating fair value. The Company has not recorded any such writedowns during 1998, 1997 or 1996.

FUTURE POLICY BENEFITS

The liability for future policy benefits for participating traditional life insurance is based on net level premium reserves, including assumptions as to interest, mortality, and other assumptions underlying the guaranteed policy cash values. Reserve interest assumptions are level and range from 2.5% to 6.0%. The average rate of assumed investment yields used in estimating gross margins was 8.03% in 1998, 8.15% in 1997 and 8.34% in 1996. Accrued dividends for participating business are established for anticipated amounts earned to date for the period through the policy's next anniversary and are provided for as a separate liability. The declaration of future dividends for participating business is at the discretion of the Board of Directors. Participating business accounted for 40% of receipts from policyholders during 1998 and represented 17% of life insurance inforce at December 31, 1998. Participating business accounted for 42% of receipts from policyholders during 1997 and represented 19% of life insurance inforce at December 31, 1997.

The liabilities for future policy benefits for accident and health insurance are computed using a net level premium (or an equivalent) method, including assumptions as to morbidity, mortality and interest and to include provisions for possible unfavorable deviations. Policy benefit claims are charged to expense in the period that the claims are incurred.

                       FARM BUREAU LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

1.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
Future policy benefit reserves for interest sensitive products are computed under a retrospective deposit method and represent policy account balances before applicable surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policy account balances.

Interest crediting rates for interest sensitive products ranged from 5.00% to 6.50% in 1998, 5.25% to 6.90% in 1997 and 5.75% to 7.50% in 1996.

The unearned revenue reserve reflects the unamortized balance of the excess of first year administration charges over renewal period administration charges (policy initiation fees) on interest sensitive products. These excess charges have been deferred and are being recognized in income over the period benefited using the same assumptions and factors used to amortize deferred policy acquisition costs.

GUARANTY FUND ASSESSMENTS

From time to time assessments are levied on the Company and its insurance subsidiaries by guaranty associations in most states in which the companies are licensed. These assessments are to cover losses of policyholders of insolvent or rehabilitated companies. In some states, these assessments can be partially recovered through a reduction in future premium taxes. During 1997, the Company adopted Statement of Position (SOP) 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments", which requires the accrual of such assessments. Prior to 1997, the Company recognized its obligation for guaranty fund assessments when such assessments were received and an asset was recorded for future premium tax offsets on assessments paid. The impact of adopting SOP 97-3 was not separately reported as a change in accounting principles because the impact of adoption was not material to the Company.

At December 31, 1998 and 1997, the Company had undiscounted reserves of $0.8 million and $1.8 million, respectively, to cover estimated future assessments on known insolvencies. The Company had assets totaling $1.7 million and $2.3 million at December 31, 1998 and 1997, respectively, representing estimated premium tax offsets on paid and future assessments. Expenses (credits) incurred for guaranty fund assessments, net of related premium tax offsets, totaled ($0.8) million, $1.1 million (including $0.9 million related to the adoption of SOP 97-3) and $0.1 million during 1998, 1997 and 1996, respectively. It is estimated future guaranty fund assessments on known insolvencies will be paid during the three year period ended December 31, 2001 and substantially all the related future premium tax offsets will be realized during the six year period ended December 31, 2004. The Company believes the reserve for guaranty fund assessments is sufficient to provide for future assessments based upon known insolvencies and projected premium levels.

DEFERRED INCOME TAXES

Deferred tax assets or liabilities are computed based on the difference between the financial statement and income tax bases of assets and liabilities using the enacted marginal tax rate. Deferred income tax expenses or credits are based on the changes in the asset or liability from period to period.

SEPARATE ACCOUNTS

The separate account assets and liabilities reported in the accompanying consolidated balance sheets represent funds that are separately administered, principally for the benefit of certain policyholders who bear the underlying investment risk. The separate account assets and liabilities are carried at fair value. Revenues and expenses related to the separate account assets and liabilities, to the extent of benefits paid or provided to the separate account policyholders, are excluded from the amounts reported in the accompanying consolidated statements of income.

                       FARM BUREAU LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

1.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
RECOGNITION OF PREMIUM REVENUES AND COSTS

Revenues for interest sensitive and variable products consist of policy charges for the cost of insurance, administration charges, amortization of policy initiation fees and surrender charges assessed against policyholder account balances. Expenses related to these products include interest credited to policyholder account balances and benefit claims incurred in excess of policyholder account balances.

Traditional life insurance premiums are recognized as revenues over the premium-paying period. Future policy benefits and policy acquisition costs are recognized as expenses over the life of the policy by means of the provision for future policy benefits and amortization of deferred policy acquisition costs.

All insurance-related revenues, benefits and expenses are reported net of reinsurance ceded.

REINSURANCE

The Company uses reinsurance to manage certain risks associated with its insurance operations. These reinsurance arrangements provide for greater diversification of business, allow management to control exposure to potential risks arising from large losses and provide additional capacity for growth.

The Company's life insurance operations cede reinsurance to various reinsurers. The cost of reinsurance is generally amortized over the contract periods of the reinsurance agreements.

OTHER INCOME AND OTHER EXPENSES

Prior to May 31, 1996 (the date FBL Financial Services, Inc. was transferred to FBL Financial Group, Inc.), other income and other expenses included revenue and expenses generated by various non-insurance subsidiaries for investment advisory, marketing and distribution, and leasing services. A portion of these activities were performed on behalf of affiliates of the Company. In addition, certain revenue generated by the Company and its insurance subsidiaries have been classified as other income. During 1998, 1997 and 1996, revenues of the insurance companies included as other income aggregated $1.1 million, $3.7 million and $2.7 million, respectively.

COMPREHENSIVE INCOME

As of January 1, 1998, the Company adopted Statement of Financial Accounting Standard (Statement) No. 130, "Reporting Comprehensive Income." Statement No. 130 establishes new rules for the reporting and display of comprehensive income and its components; however, the adoption of this statement had no impact on the Company's net income or stockholder's equity. Statement No. 130 requires unrealized gains and losses on the Company's available-for-sale securities, which prior to adoption were reported separately in stockholder's equity, to be included in other comprehensive income.

Other comprehensive income excludes net investment gains (losses) included in net income which merely represent transfers from unrealized to realized gains and losses. These amounts totaled ($1.4) million in 1998, $25.4 million in 1997 and $38.3 million in 1996. Such amounts, which have been measured through the date of sale, are net of income taxes and adjustments to deferred policy acquisition costs and unearned revenue reserve totaling $0.8 million in 1998, ($14.0) million in 1997 and ($20.4) million in 1996.

RECLASSIFICATIONS

Certain amounts in the 1997 and 1996 consolidated financial statements have been reclassified to conform to the 1998 financial statement presentation.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the

                       FARM BUREAU LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) reported amounts of revenues and expenses during the reporting periods. For example, significant estimates and assumptions are utilized in the calculation of deferred policy acquisition costs, policyholder liabilities and accruals and valuation allowances on investments. It is reasonably possible that actual experience could differ from the estimates and assumptions utilized which could have a material impact on the consolidated financial statements.

PENDING ACCOUNTING CHANGE

In March 1998, SOP 98-1, "Accounting for the Costs of Computer Software Developed or Obtained for Internal Use", was issued. The Company plans to adopt the SOP effective on January 1, 1999. The SOP requires the capitalization of certain costs incurred after the date of adoption in connection with developing or obtaining software for internal use. The Company currently capitalizes external software development costs and charges internal costs, primarily payroll and related items, to expense as they are incurred. Under the SOP, these internal costs will be capitalized. The Company has not yet determined the impact of adopting this SOP.

In June 1998, the Financial Accounting Standards Board issued Statement No. 133, "Accounting for Derivative Instruments and Hedging Activities." Statement No. 133 requires companies to record derivatives on the balance sheet as assets or liabilities, measured at fair value. Accounting for gains or losses resulting from changes in the values of those derivatives is dependent on the use of the derivative and whether it qualifies for hedge accounting. Statement No. 133 also allows companies to transfer securities classified as held for investment to either the available-for-sale or trading categories in connection with the adoption of the new standard. The Statement is effective for the Company in the year 2000, with earlier adoption encouraged. Because of the Company's minimal use of derivatives, management does not anticipate that the adoption of the new Statement will have a significant effect on earnings or the financial position of the Company.

                       FARM BUREAU LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

2.  INVESTMENT OPERATIONS

FIXED MATURITIES AND EQUITY SECURITIES

The following tables contain amortized cost and market value information on fixed maturities and equity securities at December 31, 1998 and 1997:

                                                             HELD FOR INVESTMENT
                                            -----------------------------------------------------
                                                             GROSS        GROSS
                                             AMORTIZED    UNREALIZED    UNREALIZED    ESTIMATED
                                                COST         GAINS        LOSSES     MARKET VALUE
                                            -----------------------------------------------------
                                                           (DOLLARS IN THOUSANDS)
DECEMBER 31, 1998
Bonds:
  Corporate securities                      $      5,008   $     542   $         (8)  $    5,542
  Mortgage-backed securities                     398,298      19,554           (777)     417,075
                                            -----------------------------------------------------
Total fixed maturities                      $    403,306   $  20,096   $       (785)  $  422,617
                                            -----------------------------------------------------
                                            -----------------------------------------------------

                                                             AVAILABLE FOR SALE
                                            -----------------------------------------------------
                                                             GROSS        GROSS
                                             AMORTIZED    UNREALIZED    UNREALIZED    ESTIMATED
                                                COST         GAINS        LOSSES     MARKET VALUE
                                            -----------------------------------------------------
                                                           (DOLLARS IN THOUSANDS)
DECEMBER 31, 1998
Bonds:
  United States Government and agencies     $     13,229   $     144   $         --   $   13,373
  State, municipal and other governments          46,879       1,915           (101)      48,693
  Public utilities                                83,934       5,908           (527)      89,315
  Corporate securities                           770,341      56,152        (14,145)     812,348
  Mortgage and asset-backed securities           463,309      19,335         (1,100)     481,544
Redeemable preferred stock                        26,453         726         (1,280)      25,899
                                            -----------------------------------------------------
Total fixed maturities                      $  1,404,145   $  84,180   $    (17,153)  $1,471,172
                                            -----------------------------------------------------
                                            -----------------------------------------------------
Equity securities                           $     36,183   $     479   $     (4,682)  $   31,980
                                            -----------------------------------------------------
                                            -----------------------------------------------------

                       FARM BUREAU LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

2.  INVESTMENT OPERATIONS (CONTINUED)

                                                             HELD FOR INVESTMENT
                                            -----------------------------------------------------
                                                             GROSS        GROSS
                                             AMORTIZED    UNREALIZED    UNREALIZED    ESTIMATED
                                                COST         GAINS        LOSSES     MARKET VALUE
                                            -----------------------------------------------------
                                                           (DOLLARS IN THOUSANDS)
DECEMBER 31, 1997
Bonds:
  Corporate securities                      $      5,008   $     814   $         (8)  $    5,814
  Mortgage-backed securities                     517,403      19,575         (1,460)     535,518
                                            -----------------------------------------------------
Total fixed maturities                      $    522,411   $  20,389   $     (1,468)  $  541,332
                                            -----------------------------------------------------
                                            -----------------------------------------------------

                                                             AVAILABLE FOR SALE
                                            -----------------------------------------------------
                                                             GROSS        GROSS
                                             AMORTIZED    UNREALIZED    UNREALIZED    ESTIMATED
                                                COST         GAINS        LOSSES     MARKET VALUE
                                            -----------------------------------------------------
                                                           (DOLLARS IN THOUSANDS)
DECEMBER 31, 1997
Bonds:
  United States Government and agencies     $     14,406   $      18   $        (19)  $   14,405
  State, municipal and other governments          37,986       1,012           (126)      38,872
  Public utilities                                80,071       4,637           (390)      84,318
  Corporate securities                           688,362      55,095         (6,089)     737,368
  Mortgage and asset-backed securities           372,482      13,418         (1,283)     384,617
Redeemable preferred stock                        25,162       1,533           (106)      26,589
                                            -----------------------------------------------------
Total fixed maturities                      $  1,218,469   $  75,713   $     (8,013)  $1,286,169
                                            -----------------------------------------------------
                                            -----------------------------------------------------
Equity securities                           $     54,861   $   3,635   $     (7,228)  $   51,268
                                            -----------------------------------------------------
                                            -----------------------------------------------------

Short-term investments have been excluded from the above schedules as amortized cost approximates market value for these securities.

                       FARM BUREAU LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

2.  INVESTMENT OPERATIONS (CONTINUED)
The carrying value and estimated market value of the Company's portfolio of fixed maturity securities at December 31, 1998, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                             HELD FOR INVESTMENT         AVAILABLE FOR SALE
                                           ------------------------  --------------------------
                                           AMORTIZED    ESTIMATED     AMORTIZED     ESTIMATED
                                              COST     MARKET VALUE      COST      MARKET VALUE
                                           ----------------------------------------------------
                                                          (DOLLARS IN THOUSANDS)
Due in one year or less                    $       --   $       --   $     12,714   $   12,787
Due after one year through five years              --           --        159,029      161,991
Due after five years through ten years          5,008        5,542        280,064      295,390
Due after ten years                                --           --        462,576      493,561
                                           ----------------------------------------------------
                                                5,008        5,542        914,383      963,729
Mortgage and asset-backed securities          398,298      417,075        463,309      481,544
Redeemable preferred stocks                        --           --         26,453       25,899
                                           ----------------------------------------------------
                                           $  403,306   $  422,617   $  1,404,145   $1,471,172
                                           ----------------------------------------------------
                                           ----------------------------------------------------

Net unrealized investment gains on equity securities and fixed maturity securities classified as available for sale were comprised of the following:

                                                                                DECEMBER 31,
                                                                           ----------------------
                                                                              1998        1997
                                                                           ----------------------
                                                                           (DOLLARS IN THOUSANDS)
Unrealized appreciation on fixed maturity and equity securities available
  for sale                                                                 $   62,824  $   64,107
Adjustments for assumed changes in amortization pattern of:
  Deferred policy acquisition costs                                            (4,198)     (5,251)
  Unearned revenue reserve                                                        588         711
Provision for deferred income taxes                                           (20,725)    (20,848)
                                                                           ----------------------
                                                                               38,489      38,719
Proportionate share of net unrealized investment gains of equity
  investees                                                                        59          --
                                                                           ----------------------
Net unrealized investment gains                                            $   38,548  $   38,719
                                                                           ----------------------
                                                                           ----------------------

The change in net unrealized investment gains/losses are recorded net of deferred income taxes and other adjustments for assumed changes in the amortization pattern of deferred policy acquisition costs and unearned revenue reserve totaling ($1.1) million in 1998, $9.4 million in 1997 and ($13.4) million in 1996.

MORTGAGE LOANS ON REAL ESTATE

The Company's mortgage loan portfolio consists principally of commercial mortgage loans. The Company's lending policies require that the loans be collateralized by the value of the related property, establish limits on the amount that can be loaned to one borrower and require diversification by geographic location and collateral type.

                       FARM BUREAU LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

2.  INVESTMENT OPERATIONS (CONTINUED)
The Company has provided an allowance for possible losses against its mortgage loan portfolio. An analysis of this allowance, which consists of specific and general reserves, is as follows:

                                                                          YEAR ENDED DECEMBER 31,
                                                                      -------------------------------
                                                                        1998       1997       1996
                                                                      -------------------------------
                                                                          (DOLLARS IN THOUSANDS)
Balance at beginning of year                                          $     523  $     600  $     600
Realized losses                                                              --         --      2,527
Uncollectible amounts written off, net of recoveries                         --        (77)    (2,527)
                                                                      -------------------------------
Balance at end of year                                                $     523  $     523  $     600
                                                                      -------------------------------
                                                                      -------------------------------

Impaired loans (those loans in which the Company does not believe it will collect all amounts due according to the contractual terms of the respective loan agreements) totaled $0.4 million at December 31, 1998. There were no impaired loans at December 31, 1997.

NET INVESTMENT INCOME

Components of net investment income are as follows:

                                                                   YEAR ENDED DECEMBER 31,
                                                              ----------------------------------
                                                                 1998        1997        1996
                                                              ----------------------------------
                                                                    (DOLLARS IN THOUSANDS)
Fixed maturities:
  Held for investment                                         $   40,495  $   43,648  $   45,744
  Available for sale                                             105,017      97,044      85,722
Equity securities                                                  1,820       1,259       1,345
Mortgage loans on real estate                                     20,256      21,027      20,297
Investment real estate                                             5,536       4,457       4,495
Policy loans                                                       5,650       5,692       5,653
Other long-term investments                                           63       2,921       3,698
Short-term investments                                             2,678       3,691       3,166
Other                                                              7,123       4,105       3,485
                                                              ----------------------------------
                                                                 188,638     183,844     173,605
Less investment expenses                                          (9,139)     (9,081)     (7,183)
                                                              ----------------------------------
Net investment income                                         $  179,499  $  174,763  $  166,422
                                                              ----------------------------------
                                                              ----------------------------------

During 1997, 13 securities with a total fair value of $15.0 million were transferred to the Company from its venture capital subsidiary, upon its dissolution. Realized gains (recognized in net investment income) of $6.3 million were recognized on the transfers, although the transfers had no impact on net income (as unrealized appreciation had been reported prior to the transfer).

                       FARM BUREAU LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

2.  INVESTMENT OPERATIONS (CONTINUED)
REALIZED AND UNREALIZED GAINS AND LOSSES

Realized gains (losses) and the change in unrealized appreciation/depreciation on investments, excluding amounts attributed to investments held by subsidiaries engaged in the broker-dealer and investment company industries are summarized below:

                                                                                YEAR ENDED DECEMBER 31,
                                                                           ---------------------------------
                                                                             1998        1997        1996
                                                                           ---------------------------------
                                                                                (DOLLARS IN THOUSANDS)
REALIZED
Fixed maturities--available for sale                                       $     111  $    4,300  $    2,199
Equity securities                                                             (2,336)     35,120      56,522
Mortgage loans on real estate                                                     --          --      (2,527)
Investment real estate                                                           385           6         619
Other long-term investments                                                       --        (300)       (154)
Securities and indebtedness of related parties                                  (331)       (487)     (1,438)
Notes receivable and other                                                    (3,475)         --        (767)
                                                                           ---------------------------------
Realized gains on investments                                              $  (5,646) $   38,639  $   54,454
                                                                           ---------------------------------
                                                                           ---------------------------------

UNREALIZED
Fixed maturities:
  Held for investment                                                      $     390  $    6,866  $  (12,225)
  Available for sale                                                            (673)     35,292     (25,675)
Equity securities                                                               (610)    (13,464)      4,429
                                                                           ---------------------------------
Change in unrealized appreciation/depreciation of investments              $    (893) $   28,694  $  (33,471)
                                                                           ---------------------------------
                                                                           ---------------------------------

                       FARM BUREAU LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

2.  INVESTMENT OPERATIONS (CONTINUED)
An analysis of sales, maturities and principal repayments of the Company's fixed maturities portfolio for 1998, 1997, and 1996 is as follows:

                                                                               GROSS       GROSS
                                                                AMORTIZED    REALIZED    REALIZED
                                                                   COST        GAINS      LOSSES     PROCEEDS
                                                                ----------------------------------------------
                                                                            (DOLLARS IN THOUSANDS)
YEAR ENDED DECEMBER 31, 1998
Scheduled principal repayments and calls:
  Available for sale                                            $  163,853   $     137   $    (208) $  163,782
  Held for investment                                              122,549          --          --     122,549
Sales--available for sale                                           61,418       4,694      (2,500)     63,612
                                                                ----------------------------------------------
    Total                                                       $  347,820   $   4,831   $  (2,708) $  349,943
                                                                ----------------------------------------------
                                                                ----------------------------------------------

YEAR ENDED DECEMBER 31, 1997
Scheduled principal repayments and calls:
  Available for sale                                            $  154,939   $      --   $      --  $  154,939
  Held for investment                                               40,460          --          --      40,460
Sales--available for sale                                           91,603       6,313      (2,013)     95,903
                                                                ----------------------------------------------
    Total                                                       $  287,002   $   6,313   $  (2,013) $  291,302
                                                                ----------------------------------------------
                                                                ----------------------------------------------

YEAR ENDED DECEMBER 31, 1996
Scheduled principal repayments and calls:
  Available for sale                                            $  148,299   $      --   $      --  $  148,299
  Held for investment                                               33,212          --          --      33,212
Sales--available for sale                                           71,095       5,197      (2,498)     73,794
                                                                ----------------------------------------------
    Total                                                       $  252,606   $   5,197   $  (2,498) $  255,305
                                                                ----------------------------------------------
                                                                ----------------------------------------------

Realized losses totaling $2.0 million in 1998 and $0.5 million in 1996 were incurred as a result of writedowns for other than temporary impairment of fixed maturity securities. No such writedowns were recorded during 1997.

Income taxes (credits) during 1998, 1997 and 1996 include a provision of ($2.0) million, $13.5 million and $19.1 million, respectively, for the tax effect of realized gains and losses on investments.

OTHER


In December 1997, the Company acquired a 35% interest in an unaffiliated life insurance company for $25.0 million. The excess (approximately $5.9 million) of the carrying amount of the investment, which is classified as securities and indebtedness of related parties on the consolidated balance sheets, over the amount of underlying equity in net assets on the acquisition date is attributable to goodwill and is being amortized over a 20-year period. The investment is being accounted for using the equity method. The insurance company underwrites and markets life insurance and annuity products throughout the United States.


Also in December 1997, the Company acquired all of the common stock of EquiTrust Life Insurance Company for $9.7 million. EquiTrust Life Insurance Company is a life insurance company licensed in 38 states. Goodwill totaling $1.5 million was recorded in connection with the acquisition and is being amortized over 20 years.

                       FARM BUREAU LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

2.  INVESTMENT OPERATIONS (CONTINUED)
In February 1996, an equity investee of the Company completed an initial public offering which resulted in an increase of $4.9 million, net of $2.6 million in taxes, in the Company's share of the investee's stockholders' equity. This increase was credited directly to additional paid-in capital. Subsequent to the public offering, the Company reclassified the investment to equity securities. The Company has sold its holdings in this investment and realized gains of $2.4 million, $24.3 million and $50.4 million during 1998, 1997 and 1996, respectively.

At December 31, 1998, affidavits of deposits covering investments with a carrying value totaling $2,137.8 million were on deposit with state agencies to meet regulatory requirements.

At December 31, 1998, the Company had committed to provide additional funding for mortgage loans on real estate aggregating $8.3 million. These commitments arose in the normal course of business at terms which are comparable to similar investments.

The carrying value of investments which have been non-income producing for the twelve months preceding December 31, 1998, include: fixed maturities--$3.7 million; mortgage loans on real estate-- $0.4 million; and other long-term investments--$1.6 million.

No investment in any person or its affiliates (other than bonds issued by agencies of the United States Government) exceeded ten percent of stockholder's equity at December 31, 1998.

3.  FAIR VALUES OF FINANCIAL INSTRUMENTS
Statement No. 107, "Disclosures About Fair Value of Financial Instruments", requires disclosure of fair value information about financial instruments, whether or not recognized in the consolidated balance sheets, for which it is practicable to estimate value. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in immediate settlement of the instrument. Statement No. 107 also excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements and allows companies to forego the disclosures when those estimates can only be made at excessive cost. Accordingly, the aggregate fair value amounts presented herein are limited by each of these factors and do not purport to represent the underlying value of the Company.

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments.

FIXED MATURITY SECURITIES: Fair values for fixed maturity securities are based on quoted market prices, where available. For fixed maturity securities not actively traded, fair values are estimated using a matrix calculation assuming a spread (based on interest rates and a risk assessment of the bonds) over U. S. Treasury bonds.

EQUITY SECURITIES: The fair values for equity securities are based on quoted market prices, where available. For equity securities that are not actively traded, estimated fair values are based on values of comparable issues.

MORTGAGE LOANS ON REAL ESTATE AND POLICY LOANS: Fair values are estimated by discounting expected cash flows using interest rates currently being offered for similar loans.

OTHER LONG-TERM INVESTMENTS: The fair values for nontraditional debt instruments and investment deposits are estimated by discounting expected cash flows using interest rates currently being offered for similar investments.

                       FARM BUREAU LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

3.  FAIR VALUES OF FINANCIAL INSTRUMENTS (CONTINUED)
CASH AND SHORT-TERM INVESTMENTS: The carrying amounts reported in the consolidated balance sheets for these instruments approximate their fair values.

SECURITIES AND INDEBTEDNESS OF RELATED PARTIES: Fair values for loans and advances are estimated by discounting expected cash flows using interest rates currently being offered for similar investments. As allowed by Statement No. 107, fair values are not assigned to investments accounted for using the equity method.

ASSETS AND LIABILITIES OF SEPARATE ACCOUNTS: Separate account assets and liabilities are reported at estimated fair value in the Company's consolidated balance sheet.

FUTURE POLICY BENEFITS AND OTHER POLICYHOLDERS' FUNDS: Fair values of the Company's liabilities under contracts not involving significant mortality or morbidity risks (principally deferred annuities, deposit administration funds and supplementary contracts) are stated at cash surrender value, the cost the Company would incur to extinguish the liability. The Company is not required to estimate the fair value of its liabilities under other contracts.

LONG-TERM DEBT: The fair values for long-term debt are estimated using discounted cash flow analysis based on the Company's current incremental borrowing rate for similar types of borrowing arrangements.

The following sets forth a comparison of the fair values and carrying values of the Company's financial instruments subject to the provisions of Statement No. 107:

                                                                                   DECEMBER 31,
                                                              ------------------------------------------------------
                                                                         1998                        1997
                                                              --------------------------  --------------------------
                                                                CARRYING        FAIR        CARRYING        FAIR
                                                                 VALUE         VALUE         VALUE         VALUE
                                                              ------------------------------------------------------
                                                                              (DOLLARS IN THOUSANDS)
ASSETS
Fixed maturities:
  Held for investment                                         $    403,306  $    422,617  $    522,411  $    541,332
  Available for sale                                             1,471,172     1,471,172     1,286,169     1,286,169
Equity securities                                                   31,980        31,980        51,268        51,268
Mortgage loans on real estate                                      227,335       236,697       253,093       265,059
Policy loans                                                        89,325       105,980        90,052        97,712
Other long-term investments                                          6,236         6,636         9,989         9,587
Cash and short-term investments                                     71,699        71,699        25,531        25,531
Securities and indebtedness of related parties                       4,812         5,288         5,451         5,829
Assets held in separate accounts                                   190,111       190,111       138,409       138,409
LIABILITIES
Future policy benefits                                        $    793,028  $    778,022  $    782,933  $    767,030
Other policyholders' funds                                         204,581       204,581       195,330       195,330
Long-term debt                                                          71            75            77            83
Liabilities related to separate accounts                           190,111       190,111       138,409       138,409

4.  REINSURANCE AND POLICY PROVISIONS
In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding reinsurance to other insurance enterprises or reinsurers. Reinsurance coverages for life insurance vary according to the age and risk classification of the insured with retention limits ranging up to $0.5 million of coverage per individual life. The Company does not use financial or surplus relief reinsurance. Life insurance in force ceded totaled $694.0 million

                       FARM BUREAU LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

4.  REINSURANCE AND POLICY PROVISIONS (CONTINUED)
(5.0% of total life insurance in force) at December 31, 1998 and $663.4 million (5.1% of total life insurance in force) at December 31, 1997.

Reinsurance contracts do not relieve the Company of its obligations to its policyholders. To the extent that reinsuring companies are later unable to meet obligations under reinsurance agreements, the Company would be liable for these obligations, and payment of these obligations could result in losses to the Company. To limit the possibility of such losses, the Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk.

No allowance for uncollectible amounts has been established against the Company's asset for reinsurance recoverable since none of the receivables are deemed to be uncollectible. Insurance premiums and product charges have been reduced by $3.7 million, $3.7 million and $3.4 million and insurance benefits have been reduced by $0.9 million, $2.9 million and $4.0 million during 1998, 1997 and 1996, respectively, as a result of cession agreements.

Prior to 1998, the amount of reinsurance assumed was not significant. In December 1998, the Company assumed a block of ordinary annuity policies with reserves totaling $22.0 million. In addition, beginning in 1998, the Company began assuming variable annuity business from an equity investee through a modified coinsurance arrangement. Product charges from this business were not significant during 1998.

Unpaid claims on accident and health policies (entirely disability income products) include amounts for losses and related adjustment expense and are estimates of the ultimate net costs of all losses, reported and unreported. These estimates are subject to the impact of future changes in claim severity, frequency and other factors. The activity in the liability for unpaid claims and related adjustment expense, net of reinsurance, is summarized as follows:

                                                                                YEAR ENDED DECEMBER 31,
                                                                            -------------------------------
                                                                              1998       1997       1996
                                                                            -------------------------------
                                                                                (DOLLARS IN THOUSANDS)
Unpaid claims liability, net of related reinsurance, at beginning of year   $  17,621  $  13,812  $  13,899
Add:
  Provision for claims occurring in the current year                            4,593      5,829      4,737
  Increase (decrease) in estimated expense for claims occurring in the
    prior years                                                                   140      2,236       (371)
                                                                            -------------------------------
Incurred claim expense during the current year                                  4,733      8,065      4,366
Deduct expense payments for claims occurring during:
  Current year                                                                  1,950      1,692      1,681
  Prior years                                                                   2,943      2,564      2,772
                                                                            -------------------------------
                                                                                4,893      4,256      4,453
                                                                            -------------------------------
Unpaid claims liability, net of related reinsurance, at end of year            17,461     17,621     13,812
Active life reserve                                                            16,311     15,832     15,376
                                                                            -------------------------------
Net accident and health reserves                                               33,772     33,453     29,188
Reinsurance ceded                                                                 538      1,721      1,483
                                                                            -------------------------------
Gross accident and health reserves                                          $  34,310  $  35,174  $  30,671
                                                                            -------------------------------
                                                                            -------------------------------

Reserves for unpaid claims are developed using industry mortality and morbidity data. One year development on prior year reserves represents Company experience being more or less favorable than that of the industry. Over time, the Company expects its experience with respect to disability income business

                       FARM BUREAU LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

4. REINSURANCE AND POLICY PROVISIONS (CONTINUED) to be comparable to that of the industry. A certain level of volatility in development is inherent in these reserves since the underlying block of business is relatively small.

5.  INCOME TAXES
The Company files a consolidated federal income tax return with FBL Financial Group, Inc. and a majority of its subsidiaries. FBL Financial Group, Inc. and its direct and indirect subsidiaries included in the consolidated federal income tax return each report current income tax expense as allocated under a consolidated tax allocation agreement. Generally, this allocation results in profitable companies recognizing a tax provision as if the individual company filed a separate return and loss companies recognizing benefits to the extent their losses contribute to reduce consolidated taxes.

Deferred income taxes have been established based upon the temporary differences between the financial statement and income tax bases of assets and liabilities. The reversal of the temporary differences will result in taxable or deductible amounts in future years when the related asset or liability is recovered or settled.

Income tax expenses (credits) are included in the consolidated financial statements as follows:

                                                                                YEAR ENDED DECEMBER 31,
                                                                            -------------------------------
                                                                              1998       1997       1996
                                                                            -------------------------------
                                                                                (DOLLARS IN THOUSANDS)
Taxes provided in consolidated statements of income on:
  Income before equity income:
    Current                                                                 $  17,774  $  36,828  $  28,400
    Deferred                                                                    2,517     (5,249)     5,756
                                                                            -------------------------------
                                                                               20,291     31,579     34,156
  Equity income:
    Current                                                                       486        951      1,674
    Deferred                                                                       79         77        554
                                                                            -------------------------------
                                                                                  565      1,028      2,228
Taxes provided in consolidated statement of changes in stockholder's equity:
  Change in net unrealized investment gains/losses--deferred                      (93)     6,672     (4,211)
  Adjustment resulting from capital transaction of equity
    investee--deferred                                                            (33)        --      2,617
                                                                            -------------------------------
                                                                                 (126)     6,672     (1,594)
                                                                            -------------------------------
                                                                            $  20,730  $  39,279  $  34,790
                                                                            -------------------------------
                                                                            -------------------------------

                       FARM BUREAU LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

5.  INCOME TAXES (CONTINUED)
The effective tax rate on income before income taxes and equity income is different from the prevailing federal income tax rate as follows:

                                                                               YEAR ENDED DECEMBER 31,
                                                                           --------------------------------
                                                                             1998       1997        1996
                                                                           --------------------------------
                                                                                (DOLLARS IN THOUSANDS)
Income before income taxes and equity income                               $  66,522  $  93,245  $  103,682
                                                                           --------------------------------
                                                                           --------------------------------
Income tax at federal statutory rate (35%)                                 $  23,283  $  32,636  $   36,289
Tax effect (decrease) of:
  Gain on dividend of home office properties                                  (2,921)        --          --
  Tax-exempt interest income                                                    (267)      (323)       (383)
  Tax-exempt dividend income                                                    (211)    (1,148)     (1,246)
  State income taxes                                                               5         39         242
  Other items                                                                    402        375        (746)
                                                                           --------------------------------
Income tax expense                                                         $  20,291  $  31,579  $   34,156
                                                                           --------------------------------
                                                                           --------------------------------

The tax effect of temporary differences giving rise to the Company's deferred income tax assets and liabilities at December 31, 1998 and 1997, is as follows:

                                                                                          DECEMBER 31,
                                                                                     ----------------------
                                                                                        1998        1997
                                                                                     ----------------------
                                                                                     (DOLLARS IN THOUSANDS)
Deferred income tax liabilities:
  Fixed maturity and equity securities                                               $   22,764  $   25,247
  Deferred policy acquisition costs                                                      50,387      46,944
  Other                                                                                  11,962      14,236
                                                                                     ----------------------
                                                                                         85,113      86,427
Deferred income tax assets:
  Future policy benefits                                                                (20,977)    (21,320)
  Accrued dividends                                                                      (3,072)     (3,273)
  Accrued pension costs                                                                  (8,607)     (9,092)
  Other                                                                                  (4,864)     (7,619)
                                                                                     ----------------------
                                                                                        (37,520)    (41,304)
                                                                                     ----------------------
Deferred income tax liability                                                        $   47,593  $   45,123
                                                                                     ----------------------
                                                                                     ----------------------

Prior to 1984, a portion of current income of the Company was not subject to current income taxation, but was accumulated, for tax purposes, in a memorandum account designated as "policyholders' surplus account." The aggregate accumulation in this account at December 31, 1998 was $11.1 million. Should the policyholders' surplus account of the Company exceed the limitation prescribed by federal income tax law, or should distributions be made by the Company to its stockholder in excess of $479.1 million, such excess would be subject to federal income taxes at rates then effective. Deferred income taxes of $3.9 million have not been provided on amounts included in this memorandum account.

6.  CREDIT ARRANGEMENT
As an investor in the Federal Home Loan Bank (FHLB), the Company has the right to borrow up to $54.0 million from the FHLB as of December 31, 1998. As of December 31, 1998 and 1997, the Company had no outstanding debt under this credit arrangement.

                       FARM BUREAU LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

7.  RETIREMENT AND COMPENSATION PLANS
The Company participates with several affiliates in various defined benefit plans covering substantially all employees. The benefits of these plans are based primarily on years of service and employees' compensation. The Company and affiliates have adopted a policy of allocating the net periodic pension cost of the plans between themselves generally on a basis of time incurred by the respective employees for each employer. Such allocations are reviewed annually. Pension expense aggregated $3.4 million, $4.2 million and $5.9 million for 1998, 1997 and 1996, respectively.

The Company participates with several affiliates in a 401(k) defined contribution plan which covers substantially all employees. Beginning in 1998, the Company contributes FBL Financial Group, Inc. stock in amounts equal to 50 percent of employee contributions up to four percent of the annual salary contributed by the employees. Costs are allocated among the affiliates on a basis of time incurred by the respective employees for each employer. Related expense totaled $0.2 million for 1998.

The Company has established deferred compensation plans for certain key current and former employees and has certain other benefit plans which provide for retirement and other benefits. These plans have been accrued or funded as deemed appropriate by management of the Company.


Certain of the assets related to these plans are on deposit with the Company and amounts relating to these plans are included in the financial statements herein. In addition, certain amounts included in the policy liabilities for interest-sensitive products relate to deposit administration funds maintained by the Company on behalf of affiliates offering substantially the same benefit programs as the Company.



In addition to benefits offered under the aforementioned benefit plans, the Company and several other affiliates sponsor a plan that provides group term life insurance benefits to retired full-time employees who have worked ten years and attained age 55 while in service with the Company. Postretirement benefit expense is allocated in a manner consistent with pension expense discussed above. Such allocations are reviewed annually. Postretirement benefit expense aggregated $0.1 million for 1998, 1997 and 1996.


8.  STATUTORY INFORMATION

STATUTORY LIMITATIONS ON DIVIDENDS


The ability of the Company to pay dividends to the parent company is restricted because prior approval of insurance regulatory authorities is required for payment of dividends to the stockholder which exceed an annual limitation. During 1999, the Company could pay dividends to the parent company of approximately $41.0 million without prior approval of insurance regulatory authorities.


STATUTORY ACCOUNTING POLICIES


The financial statements of the Company and its insurance subsidiaries included herein differ from related statutory-basis financial statements principally as follows: (a) the bond portfolio is segregated into held-for-investment (carried at amortized cost) and available-for-sale (carried at fair value) classifications rather than generally being carried at amortized cost; (b) acquisition costs of acquiring new business are deferred and amortized over the life of the policies rather than charged to operations as incurred; (c) future policy benefit reserves for participating traditional life insurance products are based on net level premium methods and guaranteed cash value assumptions which may differ from statutory reserves; (d) future policy benefit reserves on certain interest-sensitive products are based on full account values, rather than discounting methodologies utilizing statutory interest rates; (e) deferred income taxes are provided for the difference between the financial statement and income tax bases of assets and liabilities; (f) net realized gains or losses attributed to changes in the level of market interest rates are recognized as gains or losses in the statement of income when the sale is completed rather than deferred and amortized over the remaining life of the fixed maturity security or mortgage loan; (g) declines in the estimated realizable value of investments are charged to the statements of income when such declines are judged to be other

                       FARM BUREAU LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

8.  STATUTORY INFORMATION (CONTINUED)

than temporary rather than through the establishment of a formula-determined statutory investment reserve (carried as a liability), changes in which are charged directly to surplus; (h) agents' balances and certain other assets designated as "non-admitted assets" for statutory purposes are reported as assets rather than being charged to stockholder's equity; (i) revenues for interest-sensitive and variable products consist of policy charges for the cost of insurance, policy administration charges, amortization of policy initiation fees and surrender charges assessed rather than premiums received; (j) pension income or expense is recognized in accordance with Statement No. 87, "Employers' Accounting for Pensions" rather than in accordance with rules and regulations permitted by the Employee Retirement Income Security Act of 1974; (k) the financial statements of subsidiaries are consolidated with those of the Company; and (l) assets and liabilities are restated to fair values when a change in ownership occurs that is accounted for as a purchase, with provisions for goodwill and other intangible assets, rather than continuing to be presented at historical cost.


Net income for the Company determined in accordance with statutory accounting practices was $38.2 million, $73.5 million and $75.0 million for 1998, 1997 and 1996, respectively. Statutory net gain from operations for the Company, which excludes realized gains and losses, totaled $41.0 million, $37.8 million and $34.9 million for 1998, 1997 and 1996, respectively. Total statutory capital and surplus of the Company was $294.8 million at December 31, 1998 and $291.3 million at December 31, 1997.

Net income for the Company's insurance subsidiaries determined in accordance with statutory accounting practices was $0.4 million, $0.1 million and $0.2 million for 1998, 1997 and 1996, respectively. Total statutory capital and surplus for the Company's insurance subsidiaries was $36.4 million at December 31, 1998 and $13.1 million at December 31, 1997.

9.  MANAGEMENT AND OTHER AGREEMENTS
The Company shares certain office facilities and services with the Iowa Farm Bureau Federation and its affiliated companies. These expenses are allocated by the Company on the basis of cost and time studies that are updated annually and consist primarily of salaries and related expenses, travel, and occupancy costs.

The Company participates in a management agreement with FBL Financial Group, Inc., under which FBL Financial Group, Inc. provides general business, administration and management services to the Company. In addition, Farm Bureau Management Corporation, a wholly-owned subsidiary of the Iowa Farm Bureau Federation, provides certain management services to the Company under a separate arrangement. During 1998, 1997 and 1996, the Company incurred related expenses totaling $0.7 million, $0.8 million and $2.4 million, respectively.

The Company has equipment and auto lease agreements with FBL Leasing Services, Inc., a wholly-owned subsidiary of FBL Financial Services, Inc. The Company incurred expenses totaling $2.0 million during 1998, $1.7 million during 1997 and $0.7 million during the seven month period ended December 31, 1996 (period in 1996 subsequent to the dividend of FBL Financial Services, Inc. to FBL Financial Group, Inc.) under these agreements.

EquiTrust Investment Management Services, Inc., a wholly-owned subsidiary of FBL Financial Services, Inc., provides investment advisory services to the Company. The related fees are based on the level of assets under management plus certain out-of-pocket expenses. The Company incurred expenses totaling $3.4 million during 1998, $4.1 million during 1997 and $1.6 million during the seven month period ended December 31, 1996 relating to these services.

The Company has marketing agreements with the property-casualty companies operating within its marketing territory, including Farm Bureau Mutual Insurance Company and other affiliates. Under the marketing agreements, the property-casualty companies are responsibile for development and management

                       FARM BUREAU LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

9. MANAGEMENT AND OTHER AGREEMENTS (CONTINUED) of the Company's agency force for a fee equal to a percentage of commissions on first year life insurance premiums and annuity deposits. During 1998, 1997 and 1996, the Company paid $3.5 million, $3.3 million and $2.8 million, respectively, to the property-casualty companies under these arrangements.

The Company is licensed by the Iowa Farm Bureau Federation to use the "Farm Bureau" and "FB" designations in Iowa. In connection with this license, royalties of $0.7 million, $0.5 million and $0.4 million were paid to the Iowa Farm Bureau Federation for 1998, 1997 and 1996, respectively. The Company has similar arrangements with Farm Bureau organizations in other states in its market territory. Total royalties paid to Farm Bureau organizations other than the Iowa Farm Bureau Federation were $0.4 million in 1998 and 1997 and $0.3 million in 1996.

Beginning in 1998, the Company has administrative services agreements with an equity investee under which the Company provides underwriting, claim processing, accounting, compliance and other administrative services relating to certain variable insurance products underwritten by the affiliate. Fee income from performing these services totaled $0.2 million during 1998.

10. COMMITMENTS AND CONTINGENCIES

IMPACT OF YEAR 2000 (UNAUDITED)

Many of the Company's computer programs were originally written using two digits rather than four to define a particular year. As a result, these computer programs have time-sensitive software that may recognize a date using "00" as the year 1900 rather than the year 2000. This could cause a system failure or miscalculations causing disruptions to operations, including, but not limited to, a temporary inability to process transactions, send premium notices and calculate policy reserves and accruals. To a lesser extent, the Company is dependent on various non-information technology systems, such as telephone switches. The Year 2000 could also cause these systems to fail or malfunction.

During 1997, the Company completed a comprehensive assessment of the Year 2000 issue and developed a plan to address the issue in a timely manner. The plan consists of the following four phases: (1) identification of all information technology and non-information technology systems that have time-sensitive software, (2) modification or replacement of the software/systems, (3) testing the modified or new software/systems and (4) development of a contingency plan to address any critical system that may malfunction. In addition, the Company has ongoing formal communications with all of its significant vendors to keep abreast of the extent to which the Company's interface systems are vulnerable to those third parties' failure to remediate their own Year 2000 issues.

The Company has and will utilize both internal and external resources to reprogram, or replace, and test the software for Year 2000 modifications. With only a few exceptions, the Year 2000 modifications and testing have been completed. The exceptions are limited to a few third-party software packages for which the Year 2000 compliant version will become available in the first quarter of 1999. It is anticipated that the Company will complete its system modifications and testing prior to any material impact on its operating systems. Non-information technology systems that are not Year 2000 compliant have been replaced or have been identified and will be replaced by December 31, 1999.


The total incremental cost of the Year 2000 project (those costs which would not have been incurred had the Year 2000 issue not existed) is estimated to be $2.8 million and is being funded through operating cash flows. Year 2000 modification costs incurred and charged to expense totaled $1.7 million for 1998 and $0.6 million for 1997. It is anticipated the project costs to be charged to expense during 1999 will total approximately $0.5 million. The Company has also incurred internal costs associated with the Year 2000 project. These costs, which are principally payroll-related expenses for information systems personnel, have not been separately accounted for and, therefore, are not available.

                       FARM BUREAU LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

10. COMMITMENTS AND CONTINGENCIES (CONTINUED)
Despite the Company's extensive efforts to modify or replace computer programs and information systems that are time-sensitive, the Company could experience a disruption to its operations as a result of the Year 2000. The Company has a detailed contingency plan to address any critical system that may malfunction despite the testing being performed. The contingency plan provides for the availability of staff, defines and prioritizes tasks and outlines procedures to fix any systems that are malfunctioning.

The costs of the project and the date on which the Company believes it will complete the Year 2000 modifications are based on management's best estimates, which were derived utilizing numerous assumptions of future events, including the continued availability of certain resources, third party modification plans and other factors. However, there can be no guarantees that these estimates will be achieved and actual results could differ materially from those anticipated. Specific factors that might cause such material differences include, but are not limited to, the availability and cost of personnel trained in this area, the ability to locate and correct all relevant computer codes and similar uncertainties.

OTHER

In the normal course of business, the Company may be involved in litigation where amounts are alleged that are substantially in excess of contractual policy benefits or certain other agreements. At December 31, 1998, management is not aware of any claims for which a material loss is reasonably possible.

The Company's parent leases its home office properties under a 15-year operating lease. The Company's expected share of future remaining minimum lease payments under this lease as of December 31, 1998 are as follows: 1999--$1.0 million; 2000--$1.2 million; 2001--$1.2 million; 2002--$1.2 million; 2003-- $1.3 million and thereafter, through 2013--$13.4 million. Rent expense for the lease during 1998 totaled $0.7 million, net of $0.6 million in amortization of the deferred gain on the transfer of the home office properties (see Note 1).

The Company has extended a line of credit in the amount of $15.0 million to FBL Leasing Services, Inc., a wholly-owned subsidiary of FBL Financial Group, Inc. Interest on this agreement is equal to the prime rate of a national bank and payable monthly. There was $11.3 million and $4.8 million outstanding on the line of credit at December 31, 1998 and 1997, respectively.

The Company has extended a line of credit in the amount of $0.5 million to Western Computer Services, Inc., an affiliate. Interest on this agreement is equal to the prime rate of a national bank and payable monthly. There was $0.4 million and $0.1 million outstanding on the line of credit at December 31, 1998 and 1997, respectively.


The Company has guaranteed the payment of principal and interest on notes totaling $24.5 million payable by FBL Leasing Services, Inc. to a bank. The notes are due August 1999 and are collateralized by lease agreements primarily with affiliates. The Company believes no losses will be recognized in connection with this guarantee due to the creditworthiness of the lessees and the value of the underlying collateral.


In connection with an investment in a limited real estate partnership, the Company has agreed to pay any cash flow deficiencies of a medium-sized shopping center owned by the partnership through January 1, 2001. At December 31, 1998, the Company recorded a $0.3 million reserve for expected future cash flow deficiencies. No reserves were recorded at December 31, 1997. At December 31, 1998, the limited partnership had a $5.3 million mortgage loan, secured by the shopping center, with Farm Bureau Mutual Insurance Company.

                                     PART C
                               OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS


(a) (1) All Financial Statements are included in either the Prospectus or the Statement of Additional Information, as indicated therein.



  *(2) Schedules I, IV.


All required financial statements are included in Part B.

(b) Exhibits


 (1)  Certified resolution of the board of directors of Farm Bureau Life
      Insurance Company (the "Company") establishing Farm Bureau Life Annuity
      Account (the "Account").(3)

 (2)  Not Applicable.

 (3)  Form of Underwriting Agreement.(3)

 (4)  Contract Form.(1)

 (5)  Contract Application.(2)

 (6)  (a) Articles of Incorporation of the Company.(3)

      (b) By-Laws of the Company.(3)

 (7)  Not Applicable.

 (8)  (a) Participation agreement relating to Farm Bureau Variable Insurance
      Series Fund.(3)

      *(b)(1) Participation agreement relating to Fidelity Variable Insurance
      Products Fund.

      *(b)(2) Participation agreement relating to Fidelity Variable Insurance
      Products Fund II.

      *(b)(3) Participation agreement relating to Fidelity Variable Insurance
      Products Fund III.

      *(c) Participation agreement relating to T. Rowe Price Equity Series, Inc.
      and T. Rowe Price International Series, Inc.

 (9)  *Opinion and Consent of Stephen M. Morain, Esquire.

(10)  *(a) Consent of Sutherland Asbill & Brennan LLP.

      *(b) Consent of Ernst & Young LLP.

      *(c) Opinion and Consent of Christopher G. Daniels, FSA, MSAA, Life
      Product Development and Pricing Vice President.

(11)  Not Applicable.

(12)  Not Applicable.

(13)  Not Applicable.

(14)  Powers of Attorney.(3)


------------------------


*   Attached as an exhibit.



(1) Incorporated herein by reference to Exhibit (4)(b) in post-effective amendment No. 4 to this Registration Statement (File No. 33-67538) filed on May 1, 1997.



(2) Incorporated herein by reference to Exhibit (5)(b) in post-effective amendment No. 4 to this Registration Statement (File No. 33-67538) filed on May 1, 1997.



(3) Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-4 (File No. 33-67538) filed with the Securities and Exchange Commission on May 1, 1998.

ITEM 25.  DIRECTORS AND OFFICERS OF THE COMPANY


Incorporated herein by reference to the prospectus in the Form S-6 registration statement (File No. 33-12789) for certain variable life insurance contracts issued by the Company and filed with the Commission on April 30, 1999.


ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

The registrant is a segregated asset account of the Company and is therefore owned and controlled by the Company. All of the Company's outstanding voting common stock is owned by FBL Financial Group, Inc. This Company and its affiliates are described more fully in the prospectus included in this registration statement. Various companies and other entities controlled by FBL Financial Group, Inc., may therefore be considered to be under common control with the registrant or the Company. Such other companies and entities, together with the identity of the owners of their common stock (where applicable), are set forth on the following diagram.

SEE ORGANIZATION CHART ON FOLLOWING PAGE

                           FBL FINANCIAL GROUP, INC.
                                OWNERSHIP CHART
                                    01/01/98


                                                        FBL Financial
                                                         Group, Inc.
                                                              /
                                                              /
--------------------------------------------------------------
      /               /               /               /
      /               /               /               /
FBL Financial    Farm Bureau       Western           FBL
Group Capital   Life Insurance   Farm Bureau      Financial
    Trust          Company      Life Insurance  Services, Inc.
                      /            Company            /
                      /                               /
                      /                               /
----------------------------------------------        /
      /               /               /               /
      /               /               /               /
  EquiTrust          FBL          Universal           /
Life Insurance   Real Estate       Assurors           /
   Company      Ventures, Ltd.   Life Ins Co          /
                                ----------------------------------------------------------------------------------------------
                                      /               /               /               /               /               /
                                      /               /               /               /               /               /
                                  Western AG         FBL             FBL          EquiTrust       EquiTrust       EquiTrust
                                  Insurance        Leasing        Insurance       Investment        Market         Assigned
                                 Agency, Inc.   Services, Inc.    Brokerage,      Management    Services, LLC      Benefit
                                                                     Inc.       Services, Inc.                     Company
                                                                                      .
                                                                                      .
                                                                                      .
                                                                                      .
                                                                                      .
                                                                ..............................................
                                                                      .               .               .
                                                                      .               .               .
                                                                      .               .               .
                                                                  EquiTrust       EquiTrust       EquiTrust
                                                                 Series Fund,    Money Market    Variable Ins
                                                                     Inc.            Fund        Series Fund


------------------------
 .... Management Agreement

ITEM 27.  NUMBER OF CONTRACT OWNERS


As of April 1, 1999, there were 6,246 contract owners.


ITEM 28.  INDEMNIFICATION

Article XII of the Company's By-Laws provides for the indemnification by the Company of any person who is a party or who is threatened to be made a party to any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative (other than an action by or in the right of the Company) by reason of the fact that he is or was a director or officer of the Company, or is or was serving at the request of the Company as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust or enterprise, against expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. Article XII also provides for the indemnification by the Company of any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the Company to procure a judgment in its favor by reason of the fact that he is or was a director or officer of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or another enterprise against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, except that no indemnification will be made in respect of any claim, issue, or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the Company unless and only to the extent that the court in which such action or suit was brought determines upon application that, despite the adjudication of liability but in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29.  PRINCIPAL UNDERWRITER


(a) EquiTrust Marketing Services, LLC is the registrant's principal underwriter and also serves as the principal underwriter of certain variable annuity contracts and variable life insurance policies issued by other separate accounts of the Company or its life insurance company affiliates supporting other variable products, or to variable annuity and variable life insurance separate accounts of insurance companies not affiliated with the Company.

(b) Officers and Managers of EquiTrust Marketing Services, LLC



NAME AND PRINCIPAL BUSINESS
ADDRESS*                        POSITIONS AND OFFICES
Stephen M. Morain               General Counsel and Assistant Secretary, Iowa Farm Bureau
Senior Vice President, General    Federation; General Counsel, Secretary and Director, Farm Bureau
Counsel and Manager               Management Corporation; Senior Vice President, General Counsel and
                                  Director, FBL Financial Group, Inc.
William J. Oddy                 Chief Operating Officer, FBL Financial Group, Inc.
Chief Operating Officer and
Manager
Dennis M. Marker                Investment Vice President, Administration, FBL Financial Group, Inc.
Investment Vice President,
Administration, Secretary and
Manager
Thomas R. Gibson                Chief Executive Officer and Director, FBL Financial Group, Inc.
Chief Executive Officer and
Manager
Timothy J. Hoffman              Chief Property/Casualty Officer, FBL Financial Group, Inc.
Vice President and Manager
James W. Noyce                  Chief Financial Officer, FBL Financial Group, Inc.
Chief Financial Officer,
Treasurer and Manager
Thomas E. Burlingame            Vice President--Associate General Counsel, FBL Financial Group, Inc.
Manager
F. Walter Tomenga               Vice President--Corporate Affairs and Marketing Services, FBL
Manager                           Financial Group, Inc.
Lynn E. Wilson                  Vice President--Life Sales, FBL Financial Group, Inc.
President and Manager

NAME AND PRINCIPAL BUSINESS
ADDRESS*                        POSITIONS AND OFFICES
Lou Ann Sandburg                Vice President--Investments and Assistant Treasurer, FBL Financial
Vice President, Investments,      Group, Inc.
Assistant Treasurer and
Manager
Robert A. Simons                Senior Counsel--Investments, FBL Financial Group, Inc.
Senior Counsel--Investments
James P. Brannen                Controller and Vice President, FBL Financial Group, Inc.
Controller and Vice President
Sue A. Cornick                  Market Conduct and Mutual Funds Vice President and Assistant
Market Conduct and Mutual         Secretary, EquiTrust Investment Management Services, Inc.,
Funds Vice President and          EquiTrust Money Market Fund, Inc., EquiTrust Series Fund, Inc. and
Assistant Secretary               EquiTrust Variable Insurance Series Fund.
Kristi Rojohn                   Assistant Mutual Funds Manager and Assistant Secretary, EquiTrust
Assistant Mutual Funds Manager    Investment Management Services, Inc.; Assistant Secretary,
and Assistant Secretary           EquiTrust Money Market Fund, Inc., EquiTrust Series Fund, Inc. and
                                  EquiTrust Variable Insurance Series Fund.
Elaine A. Followwill            Compliance Assistant and Assistant Secretary, EquiTrust Investment
Compliance Assistant and          Management Services, Inc.; Assistant Secretary, EquiTrust Money
Assistant Secretary               Market Fund, Inc., EquiTrust Series Fund, Inc. and EquiTrust
                                  Variable Insurance Series Fund
Roger F. Grefe                  Investment Management Vice President, FBL Financial Group, Inc.
Investment Management Vice
President
Robert Rummelhart               Fixed Income Vice President, FBL Financial Group, Inc.
Fixed Income Vice President
Charles T. Happel               Portfolio Manager, EquiTrust Investment Management Services, Inc.
Portfolio Manager
Laura Kellen Beebe              Portfolio Manager, EquiTrust Investment Management Services, Inc.
Portfolio Manager
Larry J. Patterson              Director, Financial Planning, United Farm Family.
Vice President


    * The principal business address of all of the persons listed above is 5400 University Avenue, West Des Moines, Iowa 50266.

ITEM 30.  LOCATION BOOKS AND RECORDS


All of the accounts, books, records or other documents required to be kept by
Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by the Company at 5400 University Avenue, West Des Moines, Iowa 50266.


ITEM 31.  MANAGEMENT SERVICES

All management contracts are discussed in Part A or Part B of this registration statement.

ITEM 32.  UNDERTAKINGS AND REPRESENTATIONS

(a) The registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for as long as purchase payments under the contracts offered herein are being accepted.

(b) The registrant undertakes that it will include either as part of any application to purchase a contract offered by the prospectus, a post card or similar written communication affixed to or included in the prospectus that the applicant can remove and send to the Company for a statement of additional information.

(c) The registrant undertakes to deliver any statement of additional information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request to the Company at the address or phone number listed in the prospectus.

(d) The Company represents that in connection with its offering of the contracts as funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code of 1986, it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88) regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, and that paragraphs numbered (1) through (4) of that letter will be complied with.

(e) The Company represents that the aggregate charges under the Contracts are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by the Company.

                                   SIGNATURES


As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Farm Bureau Life Annuity Account certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized in the City of West Des Moines, State of Iowa, on the 22nd day of April, 1999.



                                FARM BUREAU LIFE INSURANCE COMPANY
                                FARM BUREAU LIFE ANNUITY ACCOUNT

                                By:          /s/ EDWARD M. WIEDERSTEIN
                                     -----------------------------------------
                                               Edward M. Wiederstein
                                                     PRESIDENT
                                         Farm Bureau Life Insurance Company

                                Attest:           /s/ RICHARD D. HARRIS
                                     -----------------------------------------
                                                 Richard D. Harris
                                             SENIOR VICE PRESIDENT AND
                                        SECRETARY-TREASURER Farm Bureau Life
                                                 Insurance Company


As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on the dates set forth below.


          SIGNATURE                       TITLE                    DATE
------------------------------  --------------------------  -------------------

  /s/ EDWARD M. WIEDERSTEIN     President and Director
------------------------------    [Principal Executive        April 22, 1999
    Edward M. Wiederstein         Officer]

                                Senior Vice President and
    /s/ RICHARD D. HARRIS         Secretary-Treasurer
------------------------------    [Principal Financial        April 22, 1999
      Richard D. Harris           Officer]

      /s/ JAMES W. NOYCE        Chief Financial Officer
------------------------------    [Principal Accounting       April 22, 1999
        James W. Noyce            Officer]

      /s/ CRAIG A. LANG
------------------------------  Vice President and            April 22, 1999
        Craig A. Lang*            Director

     /s/ KENNETH R. ASHBY
------------------------------  Director                      April 22, 1999
      Kenneth R. Ashby*

    /s/ AL CHRISTOPHERSON
------------------------------  Director                      April 22, 1999
      Al Christopherson*

    /s/ ERNEST A. GLIENKE
------------------------------  Director                      April 22, 1999
      Ernest A. Glienke*

          SIGNATURE                       TITLE                    DATE
------------------------------  --------------------------  -------------------

    /s/ PHILIP A, HEMESATH
------------------------------  Director                      April 22, 1999
     Philip A. Hemesath*

      /s/ CRAIG D. HILL
------------------------------  Director                      April 22, 1999
        Craig D. Hill*

    /s/ DANIEL L. JOHNSON
------------------------------  Director                      April 22, 1999
      Daniel L. Johnson*

   /s/ RICHARD G. KJERSTAD
------------------------------  Director                      April 22, 1999
     Richard G. Kjerstad*

    /s/ LINDSEY D. LARSEN
------------------------------  Director                      April 22, 1999
      Lindsey D. Larsen*

    /s/ DAVID R. MACHACEK
------------------------------  Director                      April 22, 1999
      David R. Machacek*

    /s/ DONALD O. NARIGON
------------------------------  Director                      April 22, 1999
      Donald O. Narigon*

     /s/ BRYCE P. NEIDIG
------------------------------  Director                      April 22, 1999
       Bryce P. Neidig*

    /s/ CHARLES E. NORRIS
------------------------------  Director                      April 22, 1999
      Charles E. Norris*

      /s/ KEITH R. OLSEN
------------------------------  Director                      April 22, 1999
       Keith R. Olsen*

    /s/ BENNET M. OSMONSON
------------------------------  Director                      April 22, 1999
     Bennett M. Osmonson*

    /s/ HOWARD D. POULSON
------------------------------  Director                      April 22, 1999
      Howard D. Poulson*

    /s/ SALLY A. PUTTMANN
------------------------------  Director                      April 22, 1999
      Sally A. Puttmann*

          SIGNATURE                       TITLE                    DATE
------------------------------  --------------------------  -------------------

   /s/ BEVERLY L. SCHNEPEL
------------------------------  Director                      April 22, 1999
     Beverly L. Schnepel*

     /s/ F. GARY STEINER
------------------------------  Director                      April 22, 1999
       F. Gary Steiner*



*By:    /s/ STEPHEN M. MORAIN
      -------------------------
          Stephen M. Morain
          ATTORNEY-IN-FACT,
        PURSUANT TO POWER OF
              ATTORNEY.